UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders

UBS Relationship Funds	December 31, 2015

UBS Relationship Funds

Annual Report

President’s letter

February 12, 2016

Dear Shareholder,

In my last correspondence, I wrote about some of the problems challenging the global recovery. In recent months, the slowing of the Chinese economy has taken center stage, commodity prices have continued to decline and global markets remain volatile. In this letter, I would like to take a closer look at some of the changes happening in the global markets—a China in transition, our high hopes for the Eurozone and concerns about Japan, and the relative strength of the US economy—and their subsequent impact on the investment landscape.

In 2015, signs that China could be slowing faster than anticipated gave investors heightened concern. The slowing of China’s economy comes as President Xi Jinping seeks to transition the country from a reliance on exports to a more balanced consumption-oriented economy, and from an economy dominated by state-sponsored firms to one that is increasingly driven by the free market. The slowdown put pressure on the prospects of commodity-producing economies such as Brazil and Russia. For years, commodity-producing countries thrived by providing the natural resources—iron ore, copper, aluminum, coal and oil—that powered China’s economic boom. Many of these economies are now contracting as a result of China’s transition from a manufacturing to a consumption-led economic growth model.

The Eurozone and Japanese equity markets have seen relatively strong performance in the past year, with riskier assets in both being supported by fairly similar conditions—continued monetary easing, currency weakness providing a boost to exporters, as well as the low price of oil, which has left consumers with more disposable income. On the economic front, however, there are tentative signs of divergence: Eurozone economic growth in the coming quarters could surprise on the upside, while Japan’s growth prospects look likely to remain broadly stagnant. While there have been no major changes in the fortunes of either economy, investor sentiment on the Eurozone is likely to have taken a turn for the better due to clearer signs of improvement in underlying fundamentals. In particular, the convergence in economic conditions between the peripheral and core Eurozone countries represents a positive trend that has recently strengthened. The influx of migrants to the currency bloc—while bringing with it new risks—also has the potential to boost GDP, if new workers can be successfully integrated into the Eurozone labor force.

Turning to the United States, in December the Federal Reserve (the “Fed”) raised interest rates for the first time in almost 10 years. The market widely expected the increase, so the focus was on the language of the announcement and the projections for future rate increases. Both of these were more dovish than expected, with the Fed using the term “gradual” to describe the likely path of monetary policy. This tightening of monetary policy is a positive move since it signals the Fed’s confidence in the domestic economic recovery. The effects of the Fed tightening will also reverberate through the global economy and financial markets. Emerging markets economies are likely to be negatively impacted, particularly those with US dollar-denominated debt loads that stand to become more expensive to finance as their currencies depreciate against a strengthening US dollar.

While many changes are impacting the global economy—and much of the news flow over the past few months has struck a negative tone—you can be confident that as a shareholder of a UBS Fund with UBS Asset Management, our team of investment professionals around the world is constantly monitoring changes in the investment landscape to seek to produce successful long-term outcomes for you. As changes in the global markets continue to evolve, we believe it benefits investors to work with a knowledgeable and trusted partner. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

UBS Relationship Funds

Managing Director

UBS Asset Management (Americas) Inc.

The markets in review

Generally moderate global growth

The US economy continued to expand, but the pace was uneven during the 12 months ended December 31, 2015. The US Commerce Department reported that gross domestic product (“GDP”) expanded at a 0.6% seasonally adjusted annualized rate during the first quarter of 2015. GDP growth then improved to a 3.9% rate during the second quarter but slowed to a 2.0% rate for the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth-quarter GDP growth was 0.7%.1

The US Federal Reserve Board (the “Fed”) took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rates for the first time in nearly a decade.2 The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%. In its official statement the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation… The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Growth outside the US was mixed during the reporting period. In its January 2016 World Economic Outlook Update—released after the end of the reporting period—the International Monetary Fund (“IMF”) said, “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF estimated that 2015 growth in the eurozone was 1.5%, versus 0.9% in 2014. Japan’s economy was believed to have expanded 0.6% in 2015, versus 0.0% in 2014. Elsewhere, the IMF estimated that overall growth in emerging market countries moderated in 2015, with growth of 4.0% versus 4.6% in 2014.

Global equities post overall weak results

The global equity market experienced several periods of heightened volatility during the reporting period. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy and numerous geopolitical issues. Risk aversion peaked during the third quarter of 2015, as the global equity market experienced its first correction (a decline of at least 10%) since 2011. The market then rallied sharply in October 2015, but ended the year on a weak note. All told, the US stock market, as measured by the S&P 500 Index, gained 1.38% for the 12 months ended December 31, 2015.3 International equities produced poor results, as they were negatively impacted by moderating growth, fears of a “hard landing” for China’s economy and sharply falling commodity prices. International developed equities, as measured by the MSCI EAFE Index (net), declined 0.81% during the period.4 Emerging market equities, as measured by the MSCI Emerging Markets Index (net), fell 14.92% over the same period.5

[1]	Based on the Commerce Department’s initial estimate announced on January 29, 2016, after the reporting period had ended.
[2]	The federal funds rate or the “fed funds rate,” is the rate banks charge one another for funds they borrow on an overnight basis.
[3]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Mixed returns in the fixed income market

The global fixed income markets were not immune from periodic bouts of risk aversion during the reporting period. Mixed signals from the Fed regarding the timing for interest rate “liftoff” was just one of the factors impacting fixed income prices. The yield on the US 10-year Treasury rose from 2.17% to 2.27% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 0.55%.6 Returns of riskier fixed income securities were mixed for the 12 months ended December 31, 2015. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, declined 4.52%, while emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), gained 1.23% during the reporting period.7,8

[6]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capital-ization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[8]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Euro-bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2015, UBS Global Securities Relationship Fund (the “Fund”) declined 1.33%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned -3.57% and -0.87%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) declined 2.15%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative absolute return during the reporting period but outperformed the Index due to market allocation, currency allocation and security selection.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards had a direct positive impact on Fund performance. Various equity and fixed income futures were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives used for our active market allocation detracted from performance during the reporting period.

Portfolio performance summary1,2

What worked:

•	A number of active equity allocation decisions added to performance.

–	The portfolio’s relative value trade of long North Asian equities versus emerging markets contributed to performance. North Asian countries are net importers of oil and are experiencing healthier current account balances. In addition, investor fear over a slowdown in China has had a large negative impact on the broad emerging market index.

–	The portfolio’s relative value trade of long German equities versus Swedish equities contributed to results after a sustained performance gap between the two markets narrowed.

•	Certain active fixed income allocation decisions contributed to results.

–	For much of the reporting period, the Fund held an underweight to US government bonds, based on a view of Federal Reserve Board (“Fed”) normalization, which was beneficial to performance.

–	At the beginning of the reporting period, the Fund held a relative value trade of long UK gilts versus German bunds. This added value, as low inflation expectations and political uncertainty in the UK supported gilts during that time.

•	Overall, the Fund’s active currency decisions were beneficial for performance.

–	Australian dollar and New Zealand dollar short positions against the US dollar positively impacted the portfolio’s performance, as easing expectations for both economies dominated market sentiment and pricing.

–	The Fund’s long Mexican peso against the Malaysian ringgit and the long Indian rupee against the South Korean won trades were both additive to the Fund’s performance as large exposures to China caused the Malaysian ringgit and South Korean won to depreciate as Chinese sentiment weakened throughout the reporting period.

•	The Fund’s security selection, overall, added value during the reporting period.

–	The Fund benefited from strong security selection in US large cap equities, as well as emerging market equities.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.
[2]	This commentary focuses on the active equity, fixed income and currency components of the strategy, and does not address the performance implications of the holdings or hedging associated with the stated Index, the Global Securities Relationship Fund Index. Therefore, the financial reporting in the following sections may not match the written descriptions in this commentary.

UBS Global Securities Relationship Fund

What didn’t work:

•	Overall, active equity market allocations detracted from performance.

–	The portfolio’s long exposure to developed ex-US equities—particularly the eurozone and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China. However, the portfolio’s relative value trade of long Japanese equities versus German equities benefited returns.

–	The portfolio’s relative value trade of long US small cap equities versus US large cap equities detracted from performance. Third-quarter 2015 earnings were disappointing, and merger and acquisition (M&A) activity remained concentrated in the large cap market.

–	The portfolio’s relative value trade of long China H shares versus long China A shares detracted from performance.

•	Overall, active positioning in the fixed income markets was negative for results.

–	For the first half of the reporting period, the Fund was positioned for a flattening of the US yield curve. This did not come to fruition given comments from the Fed that indicated it may continue its accommodative policies.

–	The Fund maintained an overweight to Australian government bonds throughout the reporting period, which detracted from performance.

•	Certain active currency decisions detracted from performance.

–	The Fund’s trade of long euro relative to the Swiss franc detracted from returns. The Swiss National Bank surprised markets earlier in the year by abandoning its peg to the euro, causing this trade to hurt performance.

–	The Fund’s trade of long Swedish krona over the euro detracted from returns. The Swedish Riksbank cut rates and expanded their quantitative easing program, and the euro rebounded from its lows, causing this trade to detract from results.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 12, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended December 31, 2015 (unaudited)

	1 year	5 years	10 years
UBS Global Securities Relationship Fund	(1.33)%	4.52%	4.09%
Citigroup World Government Bond Index[1]	(3.57)	(0.08)	3.44
MSCI World Free Index (net)[2]	(0.87)	7.59	4.98
Global Securities Relationship Fund Index[3]	(2.15)	4.61	4.74

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2015 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
Facebook, Inc., Class A	1.1%
Amazon.com, Inc.	1.1
Roche Holding AG	0.9
Apple, Inc.	0.8
Alphabet, Inc., Class A	0.8
Home Depot, Inc.	0.8
KDDI Corp.	0.7
Microsoft Corp.	0.7
Allergan PLC	0.6
AIA Group Ltd.	0.6
Total	8.1%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
US Treasury Inflation Indexed Notes (TIPS), 0.375%, due 07/15/25	4.9%
Kingdom of Spain, 5.150%, due 10/31/44	0.8
Buoni Poliennali Del Tesoro, 3.250%, due 09/01/46	0.8
US Treasury Notes, 3.125%, due 04/30/17	0.5
New Zealand Government Bond, 4.500%, due 04/15/27	0.4
Buoni Poliennali Del Tesoro, 2.500%, due 12/01/24	0.4
Kingdom of Spain, 4.800%, due 01/31/24	0.4
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.3
Government of Canada, 1.500%, due 06/01/23	0.3
New Zealand Government Bond, 3.000%, due 04/15/20	0.3
Total	9.1%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2015

Percentage of net assets
United States	30.9%
Japan	6.2
United Kingdom	5.1
Germany	3.1
Italy	2.7
Total	48.0%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures may be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States 34.2%, Japan 6.2%, United Kingdom 6.2%, Germany 3.1%, Italy 2.8%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2015

Common stocks
Aerospace & defense	0.32%
Airlines	1.15
Auto components	0.86
Automobiles	1.11
Banks	3.86
Beverages	0.64
Biotechnology	1.70
Capital markets	0.81
Chemicals	1.54
Communications equipment	0.07
Construction materials	0.36
Consumer finance	0.53
Diversified financial services	1.15
Diversified telecommunication services	0.35
Electric utilities	0.12
Electrical equipment	0.87
Electronic equipment, instruments & components	0.42
Energy equipment & services	0.14
Food & staples retailing	0.09
Food products	1.07
Health care equipment & supplies	0.77
Health care providers & services	0.95
Hotels, restaurants & leisure	1.51
Household durables	0.52
Industrial conglomerates	0.88
Insurance	1.71
Internet & catalog retail	1.68
Internet software & services	2.54
IT services	0.81
Life sciences tools & services	0.51
Machinery	1.05
Marine	0.24
Media	0.74
Metals & mining	0.71
Multiline retail	0.26
Multi-utilities	0.14
Oil, gas & consumable fuels	1.65

Personal products	0.94%
Pharmaceuticals	2.96
Professional services	0.24
Real estate investment trust (REIT)	0.68
Real estate management & development	0.31
Road & rail	0.56
Semiconductors & semiconductor equipment	1.10
Software	2.58
Specialty retail	1.31
Technology hardware, storage & peripherals	0.91
Textiles, apparel & luxury goods	0.78
Tobacco	0.66
Trading companies & distributors	0.43
Wireless telecommunication services	1.31
Total common stocks	48.60%

Bonds
Mortgage & agency debt security	0.02
US government obligations	7.15
Non-US government obligations	6.75
Total bonds	13.92%

Investment companies
iShares iBoxx $ High Yield Corporate Bond ETF	3.17%
iShares JP Morgan USD Emerging Markets Bond ETF	2.21
UBS Global Corporate Bond Relationship Fund	7.89
UBS-HALO Emerging Markets Equity Relationship Fund	6.25
Total investment companies	19.52%

Short-term investment	15.74
Investment of cash collateral from securities loaned	6.27
Total investments	104.05%

Liabilities, in excess of cash and other assets	(4.05)
Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks: 48.60%
Australia: 0.41%
Westfield Corp., REIT	87,726	$607,936

Austria: 0.36%
Erste Group Bank AG*	16,856	529,581

Canada: 1.46%
Canadian Oil Sands Ltd.	35,277	210,841
Canadian Pacific Railway Ltd.	4,039	515,376
Husky Energy, Inc.	29,649	306,625
Suncor Energy, Inc.	14,808	382,266
Toronto-Dominion Bank	18,919	741,611

Total Canada common stocks		2,156,719

China: 0.90%
AIA Group Ltd.	139,686	839,913
Jardine Matheson Holdings Ltd.	10,100	491,853

Total China common stocks		1,331,766

Denmark: 0.51%
AP Moeller - Maersk A/S, Class B	269	351,566
Danske Bank A/S	15,135	408,173

Total Denmark common stocks		759,739

Finland: 0.52%
Sampo Oyj, Class A	15,023	767,334

France: 0.78%
Danone SA	10,484	709,586
Schneider Electric SE	7,644	436,622

Total France common stocks		1,146,208

Germany: 2.59%
Bayer AG	5,064	637,282
Daimler AG	7,362	620,691
E.ON SE	21,030	204,112
Fresenius SE & Co KGaA	8,916	639,214
HeidelbergCement AG	5,374	441,636
KION Group AG*	9,000	450,110
ThyssenKrupp AG	23,493	468,239
TUI AG	20,577	367,352

Total Germany common stocks		3,828,636

Ireland: 1.01%
Perrigo Co. PLC	2,066	298,950
Ryanair Holdings PLC ADR	6,630	573,230
Shire PLC	8,886	615,426

Total Ireland common stocks		1,487,606

Israel: 0.75%
Check Point Software Technologies Ltd.*	8,490	690,916
Mellanox Technologies Ltd.*	2,300	96,922
Mobileye NV*,1	4,481	189,457

	Shares	Value
Teva Pharmaceutical Industries Ltd. ADR	1,950	$127,998

Total Israel common stocks		1,105,293

Italy: 0.88%
Autogrill SpA*	37,411	358,589
Banca Mediolanum SpA	49,176	390,661
Intesa Sanpaolo SpA	164,547	552,201

Total Italy common stocks		1,301,451

Japan: 6.22%
Alps Electric Co., Ltd.	13,000	358,542
Hino Motors Ltd.	39,900	467,733
Inpex Corp.	41,700	411,293
Japan Airlines Co., Ltd.	19,800	717,574
KDDI Corp.	39,700	1,041,756
Matsui Securities Co., Ltd.[1]	40,100	371,991
Mitsubishi UFJ Financial Group, Inc.	105,900	667,057
Mitsui Fudosan Co., Ltd.	1,000	25,425
NGK Spark Plug Co., Ltd.	18,200	486,817
Nidec Corp.	6,300	463,190
ORIX Corp.	45,500	649,405
Shin-Etsu Chemical Co., Ltd.	8,900	489,965
Sony Corp.	25,500	636,890
Sumitomo Electric Industries Ltd.	30,200	433,169
Sumitomo Realty & Development Co., Ltd.	15,000	433,670
THK Co., Ltd.	23,100	433,960
Toyota Industries Corp.	6,500	353,135
Toyota Motor Corp.	12,100	753,815

Total Japan common stocks		9,195,387

Netherlands: 0.76%
Heineken NV	8,134	696,297
Koninklijke DSM NV	6,550	329,431
NXP Semiconductors NV*	1,101	92,759

Total Netherlands common stocks		1,118,487

Norway: 0.28%
Telenor ASA	24,401	408,813

Singapore: 0.27%
Avago Technologies Ltd.	2,822	409,613

Spain: 0.91%
Banco Bilbao Vizcaya Argentaria SA	53,560	392,252
Banco Santander SA	82,033	406,343
Mediaset Espana Comunicacion SA	49,892	543,828

Total Spain common stocks		1,342,423

Switzerland: 1.24%
ACE Ltd.	990	115,681
Cie Financiere Richemont SA	6,199	446,234
Roche Holding AG	4,630	1,277,688

Total Switzerland common stocks		1,839,603

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks—(Continued)
United Kingdom: 4.98%
Aon PLC	1,250	$115,262
ARM Holdings PLC	21,828	334,338
Ashtead Group PLC	38,219	630,472
Associated British Foods PLC	11,793	581,015
Atlassian Corp. PLC, Class A*	2,500	75,200
BP PLC	128,370	669,920
HSBC Holdings PLC	95,963	758,555
Imperial Tobacco Group PLC	13,561	717,000
Lloyds Banking Group PLC	532,877	574,014
London Stock Exchange Group PLC	14,091	570,010
Next PLC	3,612	388,179
Noble Corp. PLC[1]	4,790	50,534
Rio Tinto Ltd.	6,812	221,936
Rio Tinto PLC	12,419	362,409
Unilever NV CVA	18,512	806,829
Vodafone Group PLC	153,263	499,328

Total United Kingdom common stocks		7,355,001

United States: 23.77%
Allergan PLC*	2,824	882,500
Alnylam Pharmaceuticals, Inc.*	2,442	229,890
Alphabet, Inc., Class A*	1,580	1,229,256
Alphabet, Inc., Class C*	936	710,312
Amazon.com, Inc.*	2,306	1,558,602
American Express Co.	1,712	119,070
AMETEK, Inc.	7,122	381,668
Apple, Inc.	11,719	1,233,542
Arista Networks, Inc.*,1	1,346	104,773
Atara Biotherapeutics, Inc.*	2,275	60,083
Best Buy Co., Inc.	3,389	103,195
Bio-Rad Laboratories, Inc., Class A*	656	90,961
Carnival PLC	9,208	524,788
Catalent, Inc.*	3,810	95,364
Caterpillar, Inc.	2,099	142,648
CBS Corp. (Non-Voting), Class B	3,790	178,623
CDW Corp.	2,092	87,948
Celgene Corp.*	5,407	647,542
Charles Schwab Corp.	18,427	606,801
Chevron Corp.	476	42,821
Chimerix, Inc.*	4,998	44,732
Citigroup, Inc.	5,387	278,777
Cobalt International Energy, Inc.*	10,627	57,386
Colfax Corp.*	2,189	51,113
Cooper Cos., Inc.	2,042	274,036
Cornerstone OnDemand, Inc.*	2,595	89,605
Danaher Corp.	5,885	546,599
Delta Air Lines, Inc.	8,013	406,179
Digital Realty Trust, Inc.	3,100	234,422
Dolby Laboratories, Inc., Class A	2,555	85,976
Dow Chemical Co.	2,243	115,470
Ecolab, Inc.	4,155	475,249
Eli Lilly & Co.	1,641	138,271

	Shares	Value
Envision Healthcare Holdings, Inc.*	4,321	$112,216
EOG Resources, Inc.	1,446	102,362
Estee Lauder Cos., Inc., Class A	6,589	580,227
Expedia, Inc.	793	98,570
Express Scripts Holding Co.*	5,789	506,016
Facebook, Inc., Class A*	15,730	1,646,302
First Data Corp., Class A*,1	4,350	69,687
General Electric Co.	8,151	253,904
General Motors Co.	7,709	262,183
Gilead Sciences, Inc.	5,909	597,932
Gulfport Energy Corp.*	841	20,663
Halliburton Co.	2,097	71,382
HeartWare International, Inc.*	944	47,578
Hertz Global Holdings, Inc.*	4,247	60,435
Home Depot, Inc.	8,513	1,125,844
Impax Laboratories, Inc.*	2,597	111,048
Instructure, Inc.*,1	3,550	73,911
Intuitive Surgical, Inc.*	860	469,698
Invesco Ltd.	3,300	110,484
Jabil Circuit, Inc.	3,732	86,918
Jarden Corp.*	2,350	134,232
JPMorgan Chase & Co.	4,568	301,625
Lam Research Corp.	1,385	109,997
Laredo Petroleum, Inc.*,1	7,913	63,225
Lexicon Pharmaceuticals, Inc.*,1	19,272	256,510
Lincoln National Corp.	3,330	167,366
MacroGenics, Inc.*	1,074	33,262
Mallinckrodt PLC*	1,165	86,944
Martin Marietta Materials, Inc.	636	86,865
MasterCard, Inc., Class A	5,196	505,883
Maxim Integrated Products, Inc.	2,549	96,862
McDermott International, Inc.*	24,406	81,760
McGraw Hill Financial, Inc.	4,910	484,028
Medicines Co.*	2,642	98,652
MetLife, Inc.	2,758	132,963
Micron Technology, Inc.*	13,951	197,546
Microsoft Corp.	18,343	1,017,670
Mondelez International, Inc., Class A	6,496	291,281
Monsanto Co.	1,510	148,765
Morgan Stanley	3,494	111,144
NextEra Energy, Inc.	1,763	183,158
NIKE, Inc., Class B	11,344	709,000
Norfolk Southern Corp.	1,426	120,625
Oasis Petroleum, Inc.*,1	7,404	54,567
ON Semiconductor Corp.*	8,623	84,505
PDC Energy, Inc.*	1,532	81,778
pdvWireless, Inc.*,2	4,206	115,665
PepsiCo, Inc.	2,530	252,798
Philip Morris International, Inc.	2,922	256,873
Priceline Group, Inc.*	285	363,361
Qorvo, Inc.*	1,999	101,749
Regulus Therapeutics, Inc.*	6,679	58,241
salesforce.com, Inc.*	9,862	773,181
SBA Communications Corp., Class A*	2,856	300,080

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
ServiceNow, Inc.*	5,100	$441,456
ServiceSource International, Inc.*	12,804	59,026
Sherwin-Williams Co.	2,783	722,467
Simon Property Group, Inc.	870	169,163
Skyworks Solutions, Inc.	1,333	102,414
SM Energy Co.	1,933	38,003
Starbucks Corp.	12,525	751,876
Symantec Corp.	1,629	34,209
Synchrony Financial*	21,595	656,704
Thermo Fisher Scientific, Inc.	4,661	661,163
Time Warner, Inc.	1,970	127,400
TJX Cos., Inc.	9,953	705,767
T-Mobile US, Inc.*	2,478	96,939
TransDigm Group, Inc.*	1,446	330,339
TripAdvisor, Inc.*	5,358	456,769
Union Pacific Corp.	1,701	133,018
United Technologies Corp.	1,527	146,699
UnitedHealth Group, Inc.	1,182	139,050
US Bancorp	2,316	98,824
Verisk Analytics, Inc.*	4,638	356,569
Vertex Pharmaceuticals, Inc.*	4,580	576,301
Visa, Inc., Class A	7,277	564,331
VMware, Inc., Class A*,1	3,226	182,495
Walgreens Boots Alliance, Inc.	1,618	137,781
Walt Disney Co.	2,341	245,992
Western Digital Corp.	1,746	104,847
Workday, Inc., Class A*	5,150	410,352
Yum! Brands, Inc.	3,055	223,168
Zimmer Biomet Holdings, Inc.	3,431	351,987

Total United States common stocks		35,122,832
Total common stocks (cost $70,157,522)		71,814,428

	Face amount
Bonds: 13.92%
Mortgage & agency debt security: 0.02%
United States: 0.02%
Federal Home Loan Mortgage Corp. Gold Pools,[3] # G00194, 7.500%, due 02/01/24 (cost $27,883)	$27,125	29,787

US government obligations: 7.15%
US Treasury Bonds,
2.750%, due 11/15/42	205,000	195,049
2.875%, due 05/15/43	180,000	175,137
2.875%, due 08/15/45[1]	90,000	87,240
5.250%, due 11/15/28	35,000	45,735
5.250%, due 02/15/29	70,000	91,716
8.000%, due 11/15/21	235,000	313,988

	Face amount	Value
US Treasury Inflation Indexed Notes (TIPS),
0.375%, due 07/15/25[4]	$ 7,417,700	$7,190,362
US Treasury Notes,
0.875%, due 10/15/18[1]	130,000	128,581
1.250%, due 11/15/18[1]	255,000	254,636
1.375%, due 10/31/20	270,000	265,296
1.625%, due 12/31/19[1]	230,000	230,058
1.625%, due 11/30/20	240,000	238,640
1.625%, due 11/15/22	400,000	388,572
2.125%, due 05/15/25[1]	280,000	276,329
3.125%, due 04/30/17	670,000	689,507
Total US government obligations (cost $10,680,020)		10,570,846

Non-US government obligations: 6.75%
Australia: 0.80%
Commonwealth of Australia, 4.500%, due 04/15/20	AUD 520,000	415,265
4.500%, due 04/21/33	450,000	379,783
5.500%, due 04/21/23	440,000	381,568

		1,176,616

Canada: 0.32%
Government of Canada, 1.500%, due 06/01/23	CAD 640,000	473,148
5.750%, due 06/01/29	100	106
8.000%, due 06/01/23	200	215

		473,469

France: 0.40%
Republic of France, 3.250%, due 04/25/16	EUR 330,000	362,586
3.750%, due 04/25/21	180,000	232,898

		595,484

Germany: 0.51%
Bundesobligation, 1.250%, due 10/14/16	340,000	374,157
Bundesrepublik Deutschland, 3.250%, due 07/04/21	300,000	383,639

		757,796

Ireland: 0.22%
Republic of Ireland, 0.800%, due 03/15/22	290,000	321,721

Italy: 1.86%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[4,5]	401,302	485,339
2.500%, due 12/01/24	520,000	613,743
2.550%, due 09/15/41[4]	130,520	177,804
3.250%, due 09/01/46[2]	1,000,000	1,214,178
4.250%, due 02/01/19[5]	215,000	262,727

		2,753,791

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
New Zealand: 1.11%
New Zealand Government Bond, 2.000%, due 09/20/25	NZD 310,530	$215,123
3.000%, due 04/15/20	640,000	439,288
4.500%, due 04/15/27	890,000	659,386
5.500%, due 04/15/23	410,000	321,555

		1,635,352

Spain: 1.39%
Kingdom of Spain, 3.750%, due 10/31/18	EUR 230,000	274,922
4.800%, due 01/31/24[2]	400,000	544,436
5.150%, due 10/31/44[2]	800,000	1,231,401

		2,050,759

United Kingdom: 0.14%
UK Gilts, 2.000%, due 01/22/16	GBP 140,000	206,569
Total Non-US government obligations (cost $10,516,016)		9,971,557
Total bonds (cost $21,223,919)		20,572,190

	Shares
Investment companies: 19.52%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	58,100	4,681,698
iShares JP Morgan USD Emerging Markets Bond ETF[1]	30,955	3,274,420
UBS Global Corporate Bond Relationship Fund*,6	882,028	11,655,640
UBS-HALO Emerging Markets Equity Relationship Fund*,6	280,312	9,235,986
Total investment companies (cost $30,986,165)		28,847,744

Short-term investments: 15.74%
Investment company: 15.51%
JPMorgan US Government Capital Shares (cost $22,915,557)	22,915,557	22,915,557

	Face amount	Value
US government obligation: 0.23%
US Treasury Bill 0.207%, due 03/31/16[7] (cost $344,822)	$ 345,000	$344,854
Total short-term investments (cost $23,260,379)		23,260,411

	Shares

Investment of cash collateral from securities loaned: 6.27%
UBS Private Money Market Fund LLC[6] (cost $9,261,018)	9,261,018	9,261,018
Total investments: 104.05% (cost $154,889,003)		153,755,791

Liabilities, in excess of cash and other assets: (4.05)%		(5,975,566)
Net assets: 100.00%		$147,780,225

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $148,051,314; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$14,044,595
Gross unrealized depreciation	(8,340,118)

Net unrealized appreciation of investments	$5,704,477

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 15.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	USD	8,426,798	JPY	1,023,700,000	03/18/16	$105,542
GSI	INR	62,780,000	USD	924,731	03/18/16	(12,724)
GSI	MYR	11,326,000	USD	2,622,366	03/18/16	(1,721)
GSI	USD	597,544	KRW	708,000,000	03/18/16	5,283
GSI	USD	1,564,070	PHP	74,700,000	03/18/16	16,774
JPMCB	CHF	3,065,000	USD	3,112,149	03/18/16	42,287
JPMCB	HKD	9,320,000	USD	1,202,941	03/18/16	(336)
JPMCB	ILS	3,375,000	USD	876,878	03/18/16	8,153
JPMCB	NOK	2,320,000	USD	266,260	03/18/16	4,348
JPMCB	NZD	4,475,000	USD	3,001,069	03/18/16	(45,772)
JPMCB	THB	148,730,000	USD	4,100,069	03/18/16	(25,588)
JPMCB	USD	614,082	AUD	855,000	03/18/16	6,673
JPMCB	USD	607,320	CAD	830,000	03/18/16	(7,360)
JPMCB	USD	5,867,634	EUR	5,345,000	03/18/16	(47,960)
JPMCB	USD	401,091	GBP	265,000	03/18/16	(10,379)
JPMCB	USD	3,131,295	MXN	54,410,000	03/18/16	8,980
JPMCB	USD	1,497,906	SEK	12,700,000	03/18/16	9,805
JPMCB	USD	696,822	SGD	985,000	03/18/16	(3,823)
Net unrealized appreciation on forward foreign currency contracts						$52,182

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 31 contracts (USD)	March 2016	$4,885,137	$4,919,313	$34,176
10 Year US Treasury Notes, 24 contracts (USD)	March 2016	3,026,661	3,021,750	(4,911)
Index futures buy contracts:
Amsterdam Exchanges Index, 30 contracts (EUR)	January 2016	2,775,006	2,881,083	106,077
E-mini S&P 500 Index, 113 contracts (USD)	March 2016	11,356,091	11,500,010	143,919
EURO STOXX 50 Index, 103 contracts (EUR)	March 2016	3,604,850	3,673,715	68,865
Hong Kong Hang Seng Index China Ent, 47 contracts (HKD)	January 2016	2,957,580	2,942,787	(14,793)
KOSPI 200 Index, 20 contracts (KRW)	March 2016	2,048,271	2,050,659	2,388
MSCI Taiwan Index, 68 contracts (USD)	January 2016	2,064,806	2,069,920	5,114
STOXX 600 Banks Index, 567 contracts (EUR)	March 2016	5,580,297	5,607,304	27,007
TOPIX Index, 23 contracts (JPY)	March 2016	3,038,591	2,961,229	(77,362)
Index futures sell contracts:
FTSE 100 Index, 31 contracts (GBP)	March 2016	(2,710,939)	(2,832,498)	(121,559)
FTSE China A50 Index, 288 contracts (USD)	January 2016	(3,107,427)	(3,015,360)	92,067
Mini MSCI Emerging Markets Index, 73 contracts (USD)	March 2016	(2,773,051)	(2,874,375)	(101,324)
STOXX 600 Banks Index, 301 contracts (EUR)	March 2016	(5,821,434)	(5,981,238)	(159,804)
Interest rate futures sell contracts:
Japanese Government 10 Year Bond, 6 contracts (JPY)	March 2016	(7,424,052)	(7,439,911)	(15,859)
Net unrealized depreciation on futures contracts				$(15,999)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$71,698,763	$115,665	$—	$71,814,428
Mortgage & agency debt security	—	29,787	—	29,787
US government obligation	—	10,570,846	—	10,570,846
Non-US government obligations	—	9,971,557	—	9,971,557
Investment companies	7,956,118	20,891,626	—	28,847,744
Short-term investments	22,915,557	344,854	—	23,260,411
Investment of cash collateral from securities loaned	—	9,261,018	—	9,261,018
Forward foreign currency contracts	—	207,845	—	207,845
Futures contracts	479,613	—	—	479,613
Total	$103,050,051	$51,393,198	$—	$154,443,249

Liabilities
Forward foreign currency contracts	$—	$(155,663)	$—	$(155,663)
Futures contracts	(495,612)	—	—	(495,612)
Total	$(495,612)	$(155,663)	$—	$(651,275)

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2015

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. At December 31, 2014, $58,059,174 and $(626,903) assets and liabilities, respectively, of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio’s fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2015.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $3,105,680 or 2.10% of net assets.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[5]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2015, the value of these securities amounted to $748,066 or 0.51% of net assets.
[6]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Net realized gain/(loss) during the year ended 12/31/15	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$77,302,320	$78,772,745	$156,075,065	$—	$—	$—	$34,681
UBS Private Money Market Fund LLC[a]	7,123,164	121,940,361	119,802,507	—	—	9,261,018	1,146
UBS-HALO Emerging Markets Equity Relationship Fund	17,031,614	—	7,500,000	319,396	(615,024)	9,235,986	—
UBS Global Corporate Bond Fund Relationship Fund	—	19,500,000	7,500,000	(76,488)	(267,872)	11,655,640	—
	$101,457,098	$220,213,106	$290,877,572	$242,908	$(882,896)	$30,152,644	$35,827

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

[7]	Rate shown is the discount rate at the date of purchase.

See accompanying notes to financial statements.

UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund)

Portfolio performance

Over the 12 months ended December 31, 2015, UBS-HALO Emerging Markets Equity Relationship Fund (the “Fund”) returned -6.93%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned -14.92%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s relative outperformance was driven by strong stock selection across most sectors, with a number of individual holdings performing very well. Sector positioning, a result of our bottom-driven process, modestly contributed to results.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period.

–	Shares of LG Chem, a Korean chemical company, rose sharply during the reporting period and benefited the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Naspers, a South African media and Internet company, was a substantial contributor to performance. Its shares moved higher during the year, driven by the solid performance of its stake in Tencent, a leading Internet company in China. In addition, investor sentiment for the company was buoyed by signs of optimization within Naspers’ group structure, which showed management’s long-term focus on its best performing and most promising assets.

–	Sberbank, Russia’s largest bank, was also a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of Advanced Semiconductor Engineering, a global leader in semiconductor packaging and testing, rallied over the reporting period on the prospect of future industry consolidation following its bid for a 25% stake in rival Siliconware.

–	China Resources Land, a Chinese property developer, was also a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

•	To a lesser extent, country weightings, which are the result of our bottom-up stock selection, also added value during the period. In particular, the Fund’s overweight in India was additive for results, as the country has one of the better macro backdrops among the developing countries.

What did not work:

•	A few individual stocks had a negative impact on performance.

–	Banco Bradesco, one of Brazil’s largest banks, was the Fund’s largest detractor from results during the year. Its share price was weighed down by weakness in the Brazilian real. There were also increased concerns over asset quality and lower loan growth given the worsening economic outlook for Brazil. Furthermore, the country’s backpedaling on fiscal targets raised the risks of more taxes on Brazilian banks.

–	Largan Precision, a supplier of cameras for mobile devices, significantly detracted from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Pao de Acucar (CBD), a Brazilian food retailer, meaningfully detracted from the Fund’s performance in 2015. Its shares were negatively impacted by same-store-sales’ top-line growth that was weaker than same-store-sales costs, which impacted the company’s operating margins. We closed the position in September to focus on more attractive opportunities.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund)

Portfolio highlights

•	LG Chem, the largest chemical company in Korea, benefited from rising margins in its key products. More recently, news of new contract awards in its electric vehicle batteries unit raised hopes of an earlier-than-expected break-even point.

•	Shares of Sberbank, the largest bank in Russia, rebounded strongly over the year amid stabilizing fundamentals and rising prospects for a strong earnings recovery in 2016.

•	China Resources Land is a Chinese property developer with high exposure in Tier 1 and Tier 2 cities. The stock benefited from solid contract sales and margins. Less stringent mortgage requirements and other forms of government policy support for the property sector also positively impacted its shares.

•	Largan Precision, a supplier of cameras for mobile devices, was negatively impacted due to rumors of increasing competition and price pressures. We expect near-term weakness as the market questions iPhone’s sales volumes. However, our positive thesis for the company remains intact, as we believe dual camera adoption over the next two years will support Largan Precision’s earnings growth.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 12, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund)

Average annual total returns for periods ended December 31, 2015 (unaudited)

	1 year	5 years	10 years
UBS-HALO Emerging Markets Equity Relationship Fund[1]	(6.93)%	(3.76)%	4.22%
UBS-HALO Emerging Markets Equity Relationship Fund[2]	(7.62)	(3.90)	4.17
MSCI Emerging Markets Index (net)[3]	(14.92)	(4.81)	3.61

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund (excluding 0.75% transaction charge) over the 10 years ended December 31, 2015 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund)

Top ten equity holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Naspers Ltd., Class N	5.5%
LG Chem Ltd.	4.8
Advanced Semiconductor Engineering, Inc.	4.5
Taiwan Semiconductor Manufacturing Co., Ltd.	4.5
China Resources Land Ltd.	4.5
Tencent Holdings Ltd.	4.3
Ping An Insurance Group Co. of China Ltd., H Shares	4.1
Wipro Ltd.	4.0
China Mobile Ltd.	4.0
Hon Hai Precision Industry Co., Ltd.	3.9
Total	44.1%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
China	27.4%
India	16.7
Taiwan	16.7
South Africa	9.9
Thailand	6.5
Total	77.2%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Automobiles	2.56%
Banks	16.68
Beverages	4.67
Chemicals	4.77
Commercial banks	2.62
Construction materials	3.59
Containers & packaging	2.76
Diversified telecommunication services	3.65
Electronic equipment, instruments & components	7.63
Insurance	5.09
Internet software & services	4.25
IT services	3.97
Media	5.52
Oil, gas & consumable fuels	2.14
Paper & forest products	2.18
Personal products	3.57
Pharmaceuticals	2.96
Real estate management & development	4.45
Semiconductors & semiconductor equipment	9.02
Transportation infrastructure	2.43
Wireless telecommunication services	3.96
Total common stocks	98.47%

Short-term investment	0.86
Investment of cash collateral from securities loaned	1.76
Total investments	101.09%

Liabilities, in excess of cash and other assets	(1.09)
Net assets	100.00%

UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund)

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks: 98.47%
Brazil: 4.42%
Banco Bradesco SA ADR	202,872	$975,814
Klabin SA	272,700	1,616,383

Total Brazil common stocks		2,592,197

China: 27.41%
China Merchants Holdings International Co., Ltd.	448,000	1,424,920
China Mobile Ltd.	205,500	2,320,147
China Pacific Insurance Group Co., Ltd., H Shares	136,000	559,790
China Resources Land Ltd.	894,766	2,609,236
China Telecom Corp., Ltd., H Shares	4,548,000	2,136,079
Hengan International Group Co., Ltd.	221,400	2,091,145
Ping An Insurance Group Co. of China Ltd., H Shares	437,000	2,424,630
Tencent Holdings Ltd.	126,600	2,491,145

Total China common stocks		16,057,092

India: 16.73%
HDFC Bank Ltd.	130,824	2,139,952
ICICI Bank Ltd.	532,472	2,103,528
Mahindra & Mahindra Ltd.	78,034	1,500,789
Sun Pharmaceutical Industries Ltd.	139,737	1,732,343
Wipro Ltd.	274,898	2,326,543

Total India common stocks		9,803,155

Mexico: 5.41%
Fomento Economico Mexicano SAB de CV ADR	15,900	1,468,365
Grupo Financiero Banorte SAB de CV, Class O1	308,200	1,698,681

Total Mexico common stocks		3,167,046

Poland: 2.32%
Powszechna Kasa Oszczednosci Bank Polski SA*	195,464	1,361,842

Russia: 4.44%
Lukoil PJSC ADR	38,671	1,256,228
Sberbank of Russia PJSC	971,204	1,347,180

Total Russia common stocks		2,603,408

South Africa: 9.86%
Mondi PLC	64,834	1,275,014
Naspers Ltd., Class N	23,614	3,237,096
SABMiller PLC	20,860	1,265,925

Total South Africa common stocks		5,778,035

South Korea: 4.77%
LG Chem Ltd.	9,984	2,797,104

	Shares	Value
Taiwan: 16.65%
Advanced Semiconductor Engineering, Inc.	2,286,000	$2,644,625
Hon Hai Precision Industry Co., Ltd.	917,756	2,257,579
Largan Precision Co., Ltd.	32,000	2,211,465
Taiwan Semiconductor Manufacturing Co., Ltd.	607,000	2,642,585

Total Taiwan common stocks		9,756,254

Thailand: 6.46%
Bangkok Bank PCL	361,890	1,533,645
Bangkok Bank PCL NVDR	34,600	146,631
Siam Cement PCL NVDR	164,500	2,102,821

Total Thailand common stocks		3,783,097
Total common stocks (cost $59,483,722 )		57,699,230

Short-term investment: 0.86%
Investment company: 0.86%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $502,110)	502,110	502,110

Investment of cash collateral from securities loaned: 1.76%
UBS Private Money Market Fund LLC[2] (cost $1,030,275)	1,030,275	1,030,275
Total investments: 101.09% (cost $61,016,107)		59,231,615

Liabilities, in excess of cash and other assets: (1.09)%		(638,004)
Net assets: 100.00%		$58,593,611

UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund)

Portfolio of investments

December 31, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $58,203,616; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,188,132
Gross unrealized depreciation	(6,160,133)

Net unrealized appreciation of investments	$1,027,999

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$54,025,633	$3,673,597	$—	$57,699,230
Short-term investment	502,110	—	—	502,110
Investment of cash collateral from securities loaned	—	1,030,275	—	1,030,275
Total	$54,527,743	$4,703,872	$—	$59,231,615

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. At December 31, 2014, $163,447,636 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio’s fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2015.
[2]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$2,957,120	$79,081,683	$82,038,803	$—	$1,707
UBS Private Money Market Fund LLC[a]	—	19,323,963	18,293,688	1,030,275	108
	$2,957,120	$98,405,646	$100,332,491	$1,030,275	1,815

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2015, UBS International Equity Relationship Fund (the “Fund”) returned -5.58%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned -3.04%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period due largely to stock selection.

Portfolio performance summary

What worked

•	A number of individual stocks contributed to performance during the reporting period, most notably in the consumer staples and telecommunication services sectors.

•	KDDI Corp., one of three of Japan’s telecommunications companies, was the Fund’s largest contributor to performance in 2015. Its shares rallied sharply, driven by increased profit growth due to a decline in competition and, therefore, diminishing marketing costs and increased pricing power. (For additional details, see “Portfolio Highlights.”)

•	The decision to avoid holding Royal Dutch Shell was a positive for the Fund’s relative results, as it was the worst performing major oil stock during the reporting period. The company was already underperforming on market concerns that it has not been adjusting to the lower oil price environment as well as its peers.

•	Japan Airlines Co. Ltd. is a well-positioned Japanese airline company. The company was a strong outperformer during the year due to rising international passenger revenue, which led to significant profit growth. In addition, it was a beneficiary of oil price volatility as fuel costs started to fall.

•	Imperial Tobacco Group, a well-managed, global tobacco products manufacturer, delivered strong performance during the year. Market volatility, particularly in the second half of 2015, saw investors favor more defensive sector stocks. In addition, shares of Imperial Tobacco Group reached record highs following takeover speculation in September. The company also reported that it would be able to deliver full-year targets.

•	The Fund’s sector allocations, a by-product of our bottom-up stock selection process, modestly contributed to results in a number of sectors. An overweight to telecommunication services, an underweight in energy and an overweight in industrials were positive for performance.

What didn’t work

•	Stock selection drove the Fund’s underperformance during the reporting period.

•	Glencore Plc., a global mining company, was the largest detractor from Fund performance during the year. Glencore’s shares declined due to its exposure to falling commodity prices and market fears over its high debt levels. We sold out of this position, as we believed there were more attractive opportunities elsewhere in the sector.

•	Husky Energy, a large Canadian integrated oil company, performed poorly during the reporting period and negatively impacted the Fund’s results. (For additional details, see “Portfolio Highlights.”)

•	Teck Resources is a Canadian-based global mining company with exposure to coal, copper and zinc. The stock was a significant detractor from performance due to its exposure to falling commodity prices, particularly the falling prices of coal. Having reviewed the position, we believed there were better opportunities within the sector with relatively stronger balance sheets. Therefore, we exited the position.

•

A.P. Moeller-Maersk operates primarily in transportation and energy. The company’s share price has been weak, as it has been adversely affected by falling oil prices, and its container shipping business is currently

UBS International Equity Relationship Fund

suffering from oversupply. Trade demand has been weaker than expected, particularly over the last six months. We continue to hold the stock, as we believe it has many opportunities to improve its efficiency in the long term. However, in light of recent market headwinds we trimmed the position.

•	Sector allocation, overall, was negative for performance. The Fund’s underweight positions in the health care, consumer staples and information technology sectors were the largest detractors from results.

Portfolio highlights

•	As of the end of the reporting period, Japanese telecommunication company KDDI Corp. remained the largest active position in the Fund. The company provides a full range of services, from fixed-line to cellular, primarily in its domestic market. The company has previously grown its market share through competitive measures, such as product differentiation, and was successful in doing so. However, the competitive landscape has changed, as all three Japanese telecommunication companies have turned their focus away from gaining market share to growing profits. As a result, all three now have virtually undifferentiated offerings. Among the three companies, KDDI is currently trading at the most attractive valuation. Furthermore, as the Japanese telecommunication market becomes less competitive and more oligopolistic, we believe KDDI should see the biggest share price gains as its profitability increases.

•	Husky Energy, a large Canadian integrated oil company, suffered a significant share price sell-off following aggressive actions to prepare for long term oil price weakness. Markets have been particularly skeptical about the company’s decision to switch its dividend from cash to stock in October 2015. However, Husky Energy continues to execute well, has a strong balance sheet and is one of few major integrated oil companies that can remain cash-flow positive if oil prices remain at $40 per barrel. We believe the stock is likely to rerate once its defensive nature is better understood by the market and the company reinstates its cash dividend.

•	KION Group, listed in Germany, is Western Europe’s largest forklift truck manufacturer. We recently purchased the stock, as it is currently trading at an attractive valuation with upside potential given a number of opportunities for earnings improvement. We believe Kion should benefit from a pick-up in European industrial production, as well as a new truck replacement cycle. The company also has an opportunity to grow market share in North America with its new mid-range truck offering, and it has instituted a cost efficiency program that could lead to growing margins. As Kion’s shares are currently very inexpensive relative to peers, we also see the potential for the shares to gain value.

•	Toward the end of the year, we started a new position in Roche, a major pharmaceutical company listed in Switzerland. The company has strong franchises in cancer and diagnostics and has recently started to develop drugs in the area of immune-oncology. Together with Bristol-Myers and Merck, Roche has become the leader in this promising field. Outside of oncology, the company has several promising drugs in development for the treatment of Multiple Sclerosis and Hemophilia, the potential of which we believe is undervalued by the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 12, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2015 (unaudited)

	1 year	5 years	10 years
UBS International Equity Relationship Fund	(5.58)%	2.31%	2.83%
MSCI World Free ex USA Index (net)[1]	(3.04)	2.79	2.92

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2015 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Roche Holding AG	3.6%
KDDI Corp.	2.9
AIA Group Ltd.	2.3
Unilever NV CVA	2.3
Sampo Oyj, Class A	2.2
HSBC Holdings PLC	2.1
Toyota Motor Corp.	2.1
Imperial Tobacco Group PLC	2.0
Japan Airlines Co., Ltd.	2.0
Danone SA	2.0
Total	23.5%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
Japan	25.9%
United Kingdom	20.0
Germany	10.8
Switzerland	4.8
Canada	4.5
Total	66.0%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Airlines	3.64%
Auto components	3.59
Automobiles	3.86
Banks	14.09
Beverages	1.95
Capital markets	1.05
Chemicals	2.31
Construction materials	1.24
Diversified financial services	3.40
Diversified telecommunication services	1.15
Electrical equipment	2.52
Electronic equipment, instruments & components	1.00
Food products	3.62
Health care providers & services	1.80
Hotels, restaurants & leisure	3.53
Household durables	1.79
Industrial conglomerates	1.38
Insurance	5.59
Machinery	3.80
Marine	0.99
Media	1.53
Metals & mining	2.96
Multiline retail	1.09
Multi-utilities	0.57
Oil, gas & consumable fuels	5.56
Personal products	2.26
Pharmaceuticals	7.11
Real estate investment trust (REIT)	1.84
Real estate management & development	1.36
Semiconductors & semiconductor equipment	0.94
Software	1.79
Textiles, apparel & luxury goods	1.25
Tobacco	2.04
Trading companies & distributors	1.77
Wireless telecommunication services	4.32
Total common stocks	98.69%

Short-term investment	1.21
Investment of cash collateral from securities loaned	0.62
Total investments	100.52%

Liabilities, in excess of cash and other assets	(0.52)
Net assets	100.00%

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks: 98.69%
Australia: 1.84%
Westfield Corp., REIT	117,403	$813,595

Austria: 1.51%
Erste Group Bank AG*	21,230	667,003

Canada: 4.50%
Canadian Oil Sands Ltd[1].	43,600	260,585
Husky Energy, Inc.	36,853	381,128
Suncor Energy, Inc.	18,408	475,200
Toronto-Dominion Bank	22,300	874,143

Total Canada common stocks		1,991,056

China: 3.73%
AIA Group Ltd.	172,645	1,038,091
Jardine Matheson Holdings Ltd.	12,500	609,025

Total China common stocks		1,647,116

Denmark: 2.13%
AP Moeller - Maersk A/S, Class B	335	437,824
Danske Bank A/S	18,743	505,476

Total Denmark common stocks		943,300

Finland: 2.15%
Sampo Oyj, Class A	18,609	950,497

France: 3.21%
Danone SA	12,986	878,929
Schneider Electric SE	9,466	540,694

Total France common stocks		1,419,623

Germany: 10.76%
Bayer AG	6,266	788,549
Daimler AG	9,140	770,594
E.ON SE	26,027	252,612
Fresenius SE & Co. KGaA	11,095	795,432
HeidelbergCement AG	6,654	546,826
KION Group AG*	11,176	558,937
ThyssenKrupp AG	29,166	581,307
TUI AG	25,794	460,489

Total Germany common stocks		4,754,746

Ireland: 3.35%
Ryanair Holdings PLC ADR	8,287	716,494
Shire PLC	11,047	765,092

Total Ireland common stocks		1,481,586

Israel: 1.78%
Check Point Software Technologies Ltd.*	9,700	789,386

Italy: 3.68%
Autogrill SpA*	46,803	448,613
Banca Mediolanum SpA	60,889	483,711

	Shares	Value
Intesa Sanpaolo SpA	206,366	$692,540

Total Italy common stocks		1,624,864

Japan: 25.90%
Alps Electric Co., Ltd.	16,200	446,799
Hino Motors Ltd.	49,600	581,442
Inpex Corp.	51,700	509,924
Japan Airlines Co., Ltd.	24,600	891,531
KDDI Corp.	49,200	1,291,042
Matsui Securities Co., Ltd.[1]	49,900	462,902
Mitsubishi UFJ Financial Group, Inc.	131,200	826,420
Mitsui Fudosan Co., Ltd.	2,000	50,851
NGK Spark Plug Co., Ltd.	22,600	604,509
Nidec Corp.	7,800	573,473
ORIX Corp.	56,300	803,550
Shin-Etsu Chemical Co., Ltd.	11,100	611,079
Sony Corp.	31,700	791,742
Sumitomo Electric Industries Ltd.	37,900	543,613
Sumitomo Realty & Development Co., Ltd.	19,000	549,316
THK Co., Ltd.	28,600	537,284
Toyota Industries Corp.	8,100	440,060
Toyota Motor Corp.	15,000	934,481

Total Japan common stocks		11,450,018

Netherlands: 2.88%
Heineken NV	10,090	863,737
Koninklijke DSM NV	8,109	407,841

Total Netherlands common stocks		1,271,578

Norway: 1.14%
Telenor ASA	30,219	506,287

Spain: 3.79%
Banco Bilbao Vizcaya Argentaria SA	67,459	494,043
Banco Santander SA	101,871	504,608
Mediaset Espana Comunicacion SA	62,067	676,537

Total Spain common stocks		1,675,188

Switzerland: 4.85%
Cie Financiere Richemont SA	7,697	554,067
Roche Holding AG	5,755	1,588,142

Total Switzerland common stocks		2,142,209

United Kingdom: 20.01%
ARM Holdings PLC	27,098	415,058
Ashtead Group PLC	47,335	780,852
Associated British Foods PLC	14,645	721,526
BP PLC	159,373	831,715
HSBC Holdings PLC	119,649	945,785
Imperial Tobacco Group PLC	17,036	900,730
Lloyds Banking Group PLC	665,894	717,300
London Stock Exchange Group PLC	17,451	705,929
Next PLC	4,485	481,999
Rio Tinto Ltd.	8,468	275,889

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Rio Tinto PLC	15,418	$449,925
Unilever NV CVA	22,930	999,384
Vodafone Group PLC	189,811	618,401

Total United Kingdom common stocks		8,844,493

United States: 1.48%
Carnival PLC	11,447	652,394
Total common stocks (cost $43,033,228)		43,624,939

	Shares	Value
Short-term investment: 1.21%
Investment company: 1.21%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $537,008)	537,008	$537,008

Investment of cash collateral from securities loaned: 0.62%
UBS Private Money Market Fund LLC[2] (cost $273,714)	273,714	273,714
Total investments: 100.52% (cost $43,843,950)		44,435,661

Liabilities, in excess of cash and other assets: (0.52)%		(231,551)
Net assets: 100.00%		$44,204,110

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $44,261,054; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,185,113
Gross unrealized depreciation	(5,010,506)

Net unrealized appreciation of investments	$174,607

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 28.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	185,000	USD	133,098	03/18/16	$(1,218)
JPMCB	CHF	215,000	USD	218,307	03/18/16	2,966
JPMCB	DKK	3,480,000	USD	512,337	03/18/16	4,429
JPMCB	GBP	945,000	USD	1,430,305	03/18/16	37,013
JPMCB	HKD	4,990,000	USD	644,064	03/18/16	(180)
JPMCB	ILS	2,225,000	USD	578,090	03/18/16	5,375
JPMCB	JPY	79,700,000	USD	656,134	03/18/16	(8,149)
JPMCB	NOK	2,330,000	USD	267,407	03/18/16	4,366
JPMCB	USD	829,550	AUD	1,155,000	03/18/16	9,015
JPMCB	USD	1,265,860	CAD	1,730,000	03/18/16	(15,342)
JPMCB	USD	176,264	CAD	245,000	03/18/16	832
JPMCB	USD	132,137	DKK	900,000	03/18/16	(781)
JPMCB	USD	178,748	GBP	120,000	03/18/16	(1,822)
JPMCB	USD	222,684	HKD	1,725,000	03/18/16	26
JPMCB	USD	1,240,786	SEK	10,520,000	03/18/16	8,122
JPMCB	USD	502,278	SGD	710,000	03/18/16	(2,756)
Net unrealized appreciation on forward foreign currency contracts						$41,896

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2015

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$43,624,939	$—	$—	$43,624,939
Short-term investment	537,008	—	—	537,008
Investment of cash collateral from securities loaned	—	273,714	—	273,714
Forward foreign currency contracts	—	72,144	—	72,144
Total	$44,161,947	$345,858	$—	$44,507,805

Liabilities
Forward foreign currency contracts	$—	$(30,248)	$—	$(30,248)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. At December 31, 2014, $45,875,649 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio’s fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2015.
[2]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$588,269	$4,900,814	$5,489,083	$—	$330
UBS Private Money Market Fund LLC[a]	577,046	32,349,831	32,653,163	273,714	124
	$1,165,315	$37,250,645	$38,142,246	$273,714	$454

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2015, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 0.02%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 0.92%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund lagged the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•	Amazon.com was the largest positive contributor for the 12 months ended December 31, 2015, with a gain of 118%. Since the company began disclosing the financial results of its Amazon Web Services segment, it has become clear that Amazon is much more than a web retailer. Amazon dominates the rapidly growing cloud services market. This segment is already profitable for the company and should realize increasing profit margins as it reaches scale.

•	Several information technology stocks made a positive contribution during the reporting period.

–	Shares of Freescale Semiconductor climbed after the company reported strong quarterly earnings. In addition, the company announced a revenue outlook that exceeded market expectations. News of Freescale’s acquisition by NXP Semiconductors gave the stock an additional boost. The deal is on track to create the largest supplier of microchips in the automotive industry. We sold the Fund’s position in the second quarter of 2015 after the stock price reached what we considered fair value.

•	Successful stock selection within the health care sector added to Fund performance.

–	Impax Laboratories, a generic drug company, traded higher during the 12 months on news that the Food & Drug Administration (FDA) had approved the company’s first branded drug RYTARY, an extended-release capsule for the treatment of Parkinson’s disease.

–	Hospira, Inc., another generic drug firm, provides injectables and infusion technologies. The stock made significant gains after Pfizer announced plans to acquire Hospira at a large premium to its share price. Once the stock realized our target for fair value, we closed out the position.

–	The stock price of Thoratec Corporation skyrocketed on news that the company would be acquired by larger rival St. Jude Medical. Thoratec makes devices used for mechanical circulatory support to treat patients with heart failure. The company is a global leader in ventricular assist devices (VADs). We sold the name in the third quarter of 2015 after our investment thesis had been achieved.

•	The decision to avoid the utilities sector during the 12 months contributed to Fund returns. The sector declined 5% during the year. An underweight to industrial stocks also was successful, as the sector suffered from macroeconomic headwinds.

What didn’t work

•	Certain stock selection decisions made a negative contribution to the Fund’s returns.

–	Chimerix, Inc. was the largest stock detractor during the 12-month period. The development stage biotechnology company is working to advance an antiviral treatment for double-stranded DNA viruses. Its stock price plunged in the last week of December 2015 on news that a key Phase 3 trial did not meet its primary endpoint. Though our risk models had fully considered the possibility, it was a major setback for the stock. Despite that, we believe there is great value in the franchise, and that the company now presents a potentially attractive takeover target.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Equity Alpha Relationship Fund

–	Semiconductor company Micron Technology declined after indicating an outlook for the fiscal fourth quarter that was worse than expected due to increased costs of product line transitions. Our research indicates that Micron and the dynamic random access memory (DRAM) industry are better positioned structurally than at any time in the past. We maintain high conviction in our investment thesis for Micron, and we continue to hold the position.

–	Global commodity markets deteriorated significantly during the quarter, putting financial pressure on much of the customer base for Joy Global. The pressure was particularly acute in the US coal industry, Joy’s largest and most profitable market, causing several of the industrial company’s customers to file for bankruptcy. This end-market pressure has resulted in significant reductions in orders, sales and earnings. We closed out the Fund’s position during the fourth quarter of 2015 as our investment thesis deteriorated.

–	Colfax Corporation, an industrial manufacturing and engineering firm, traded lower on concerns about emerging market growth, foreign currency exchange and energy/ infrastructure demand. We expect near-term conditions to remain challenging, but are confident that Colfax has a robust long-term opportunity set for margins to improve. In addition, our research indicates that potential merger and acquisition activity could add value to the company.

–	Atara Biotherapeutics is a clinical-stage biopharmaceutical company that focuses on developing therapeutics for the treatment of muscle-wasting conditions and oncology. Its stock price fell on news of a failed clinical trial for the company’s muscle-building myostatin inhibitor. Though the market appears to see little potential in the program after the trial, we are confident that value remains.

•	The Fund’s small overweight to the energy sector detracted from relative returns. The sector was the worst performer for the period following a year of declining oil prices and macroeconomic uncertainty. Additionally, a net short allocation to telecommunication services hindered performance, as the sector posted positive returns during the period.

Portfolio highlights

•	Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. Cookies and chocolate are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa) and in next-wave markets like Indonesia and the Middle East. In addition, we see potential for restructuring in the company’s developed markets business, which represents an attractive opportunity to improve profit margins.

•	Eli Lilly & Co. develops and manufactures pharmaceutical products worldwide. A series of recent product approvals and pending new product submissions should allow the company to improve margins and drive meaningful earnings growth over the next five years. In addition, several key readouts are expected from Lilly’s pipeline over the next 12 to 24 months that could drive further earnings growth, even before considering several potentially transformational Alzheimer’s programs. Finally, we believe the market underappreciates the company’s broad diabetes portfolio, which will cover all key therapeutic areas once one of its basal insulin products reaches the market.

•	Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company’s cash flows and its returns to shareholders. Philip Morris’s regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

UBS U.S. Equity Alpha Relationship Fund

•	American Express is a global payments and travel company. We believe it is well-positioned to take advantage of improving consumer spending volume and credit card loan growth over the next several years. These trends are driven by solid global economic growth, improving business travel expenditures, increasing merchant acceptance and increasing share of the underserved market. As a result, American Express will likely experience strong profitability, earnings growth and cash-flow generation. We believe expense growth will remain slower than revenue growth as the company focuses on expense management and invests in several incremental growth opportunities.

•	Praxair produces, sells and distributes atmospheric, process and specialty gases, as well as surface coatings. We believe the company has a high-quality franchise, with local scale and density-based competitive advantages in attractive markets such as North America and Brazil. Praxair’s strong management team and culture drive best-in-class operating efficiency and strategic capital deployment. In addition, the company’s stable cash-flow profile allows Praxair to issue large amounts of debt cheaply, creating capital deployment arbitrage opportunities.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2015 (unaudited)

	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	0.02%	12.43%	6.79%
Russell 1000 Index[1]	0.92	12.44	7.40

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2015 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
Philip Morris International, Inc.	4.0%
Mondelez International, Inc., Class A	3.4
General Electric Co.	2.9
JPMorgan Chase & Co.	2.9
PepsiCo, Inc.	2.8
Amazon.com, Inc.	2.8
Walt Disney Co.	2.6
Eli Lilly & Co.	2.6
UnitedHealth Group, Inc.	2.6
Allergan PLC	2.5
Total	29.1%

[1]	Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Aerospace & defense	1.45%
Automobiles	2.95
Banks	9.77
Beverages	2.81
Biotechnology	4.92
Capital markets	2.52
Chemicals	3.27
Communications equipment	0.99
Consumer finance	2.05
Diversified telecommunication services	0.99
Electronic equipment, instruments & components	3.75
Energy equipment & services	1.63
Food & staples retailing	2.22
Food products	3.38
Health care equipment & supplies	1.04
Health care providers & services	3.95
Hotels, restaurants & leisure	2.35
Household durables	0.77
Industrial conglomerates	2.95
Insurance	6.93
Internet & catalog retail	3.84
Internet software & services	3.30
IT services	3.70
Life sciences tools & services	1.23
Machinery	2.17
Media	5.87
Oil, gas & consumable fuels	4.37
Pharmaceuticals	12.63
Real estate investment trust (REIT)	3.91
Road & rail	3.07
Semiconductors & semiconductor equipment	10.27
Software	4.87
Specialty retail	1.21
Technology hardware, storage & peripherals	1.40
Tobacco	3.97
Wireless telecommunication services	1.09
Total common stocks	127.59%

Short-term investment	1.83
Total investments before investments sold short	129.42%

Investments sold short
Common stocks
Banks	(1.96)%
Beverages	(1.39)
Biotechnology	(2.50)
Capital markets	(2.39)
Commercial services & supplies	(1.52)
Communications equipment	(1.03)
Electronic equipment, instruments & components	(1.31)
Energy equipment & services	(0.14)
Food products	(0.44)
Health care equipment & supplies	(2.19)
Health care providers & services	(0.78)
Hotels, restaurants & leisure	(2.13)
Household products	(0.40)
Insurance	(0.94)
Internet software & services	(0.93)
IT services	(1.15)
Life sciences tools & services	(1.53)
Media	(0.35)
Oil, gas & consumable fuels	(0.15)
Personal products	(0.37)
Pharmaceuticals	(1.31)
Real estate investment trust (REIT)	(0.23)
Semiconductors & semiconductor equipment	(1.33)
Software	(1.66)
Specialty retail	(0.39)
Technology hardware, storage & peripherals	(0.34)
Textiles, apparel & luxury goods	(0.53)
Thrifts & mortgage finance	(0.47)
Total investments sold short	(29.86)%

Total investments, net of investments sold short	99.56%
Cash and other assets, less liabilities	0.44
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks: 127.59%
Aerospace & defense: 1.45%
United Technologies Corp.[1]	28,810	$2,767,777

Automobiles: 2.95%
Ford Motor Co.[1]	154,600	2,178,314
General Motors Co.[1]	100,900	3,431,609

		5,609,923

Banks: 9.77%
Citigroup, Inc.[1]	84,644	4,380,327
Fifth Third Bancorp[1]	110,500	2,221,050
JPMorgan Chase & Co.[1]	82,636	5,456,455
US Bancorp[1]	101,850	4,345,940
Wells Fargo & Co.[1]	40,400	2,196,144

		18,599,916

Beverages: 2.81%
PepsiCo, Inc.[1]	53,600	5,355,712

Biotechnology: 4.92%
Alnylam Pharmaceuticals, Inc.*,1	34,197	3,219,306
Atara Biotherapeutics, Inc.*,1	47,285	1,248,797
Chimerix, Inc.*,1	87,600	784,020
Lexicon Pharmaceuticals, Inc.*,1	249,624	3,322,495
MacroGenics, Inc.*,1	7,300	226,081
Regulus Therapeutics, Inc.*,1	41,700	363,624
TG Therapeutics, Inc.*,1	16,878	201,354

		9,365,677

Capital markets: 2.52%
Invesco Ltd.[1]	60,450	2,023,866
Morgan Stanley[1]	87,204	2,773,959

		4,797,825

Chemicals: 3.27%
Monsanto Co.[1]	31,492	3,102,592
Praxair, Inc.[1]	30,539	3,127,193

		6,229,785

Communications equipment: 0.99%
Arista Networks, Inc.*,1	24,269	1,889,099

Consumer finance: 2.05%
American Express Co.[1]	56,215	3,909,753

Diversified telecommunication services: 0.99%
pdvWireless, Inc.*,1,2	68,200	1,875,500

Electronic equipment, instruments & components: 3.75%
CDW Corp.[1]	58,471	2,458,121
Dolby Laboratories, Inc., Class A1	72,764	2,448,509
Jabil Circuit, Inc.[1]	95,691	2,228,643

		7,135,273

	Shares	Value
Energy equipment & services: 1.63%
Halliburton Co.[1]	38,100	$1,296,924
McDermott International, Inc.*,1	233,950	783,732
Noble Corp. PLC[1]	96,000	1,012,800

		3,093,456

Food & staples retailing: 2.22%
Walgreens Boots Alliance, Inc.[1]	49,547	4,219,175

Food products: 3.38%
Mondelez International, Inc., Class A1	143,503	6,434,675

Health care equipment & supplies: 1.04%
HeartWare International, Inc.*,1	39,177	1,974,521

Health care providers & services: 3.95%
Envision Healthcare Holdings, Inc.*,1	99,900	2,594,403
UnitedHealth Group, Inc.[1]	41,900	4,929,116

		7,523,519

Hotels, restaurants & leisure: 2.35%
Yum! Brands, Inc.[1]	61,291	4,477,308

Household durables: 0.77%
Lennar Corp., Class A1	30,100	1,472,191

Industrial conglomerates: 2.95%
General Electric Co.[1]	180,100	5,610,115

Insurance: 6.93%
Aflac, Inc.[1]	44,251	2,650,635
Aon PLC[1]	43,000	3,965,030
Lincoln National Corp.[1]	61,200	3,075,912
MetLife, Inc.[1]	72,600	3,500,046

		13,191,623

Internet & catalog retail: 3.84%
Amazon.com, Inc.*,1	7,862	5,313,847
Expedia, Inc.[1]	16,000	1,988,800

		7,302,647

Internet software & services: 3.30%
Cornerstone OnDemand, Inc.*,1	52,264	1,804,676
Facebook, Inc., Class A*,1	42,694	4,468,354

		6,273,030

IT services: 3.70%
First Data Corp., Class A*,1	104,365	1,671,927
ServiceSource International, Inc.*,1	298,200	1,374,702
Visa, Inc., Class A1	51,387	3,985,062

		7,031,691

Life sciences tools & services: 1.23%
Bio-Rad Laboratories, Inc., Class A*,1	16,936	2,348,346

Machinery: 2.17%
Caterpillar, Inc.[1]	46,423	3,154,907
Colfax Corp.*,1	41,600	971,360

		4,126,267

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks—(Concluded)
Media: 5.87%
CBS Corp. (Non-Voting), Class B1	65,799	$3,101,107
Time Warner, Inc.[1]	47,897	3,097,499
Walt Disney Co.[1]	47,400	4,980,792

		11,179,398

Oil, gas & consumable fuels: 4.37%
Chevron Corp.[1]	11,914	1,071,784
Cobalt International Energy, Inc.*,1	173,400	936,360
EOG Resources, Inc.[1]	26,900	1,904,251
Gulfport Energy Corp.*,1	22,700	557,739
Laredo Petroleum, Inc.*,1	119,463	954,509
Oasis Petroleum, Inc.*,1	109,341	805,843
PDC Energy, Inc.*,1	27,632	1,474,996
SM Energy Co.[1]	30,700	603,562

		8,309,044

Pharmaceuticals: 12.63%
Allergan PLC*,1	15,000	4,687,500
Catalent, Inc.*,1	92,200	2,307,766
Eli Lilly & Co.[1]	58,711	4,946,989
Impax Laboratories, Inc.*,1	74,233	3,174,203
Mallinckrodt PLC*,1	27,458	2,049,191
Medicines Co.*,1	73,186	2,732,765
Teva Pharmaceutical Industries Ltd. ADR	63,000	4,135,320

		24,033,734

Real estate investment trust (REIT): 3.91%
American Campus Communities, Inc.[1]	20,500	847,470
Digital Realty Trust, Inc.[1]	48,200	3,644,884
Simon Property Group, Inc.[1]	15,200	2,955,488

		7,447,842

Road & rail: 3.07%
Norfolk Southern Corp.[1]	38,118	3,224,402
Union Pacific Corp.[1]	33,500	2,619,700

		5,844,102

Semiconductors & semiconductor equipment: 10.27%
Avago Technologies Ltd.[1]	21,235	3,082,260
Lam Research Corp.[1]	24,000	1,906,080
Maxim Integrated Products, Inc.[1]	58,154	2,209,852
Mellanox Technologies Ltd.*,1	14,100	594,174
Micron Technology, Inc.*,1	209,218	2,962,527
NXP Semiconductors NV*,1	20,300	1,710,275
ON Semiconductor Corp.*,1	194,074	1,901,925
Qorvo, Inc.*,1	34,582	1,760,224
Silicon Laboratories, Inc.*,1	27,159	1,318,298
Skyworks Solutions, Inc.[1]	27,315	2,098,611

		19,544,226

Software: 4.87%
Check Point Software Technologies Ltd.*,1	39,921	3,248,771
Symantec Corp.[1]	149,222	3,133,662

	Shares	Value
VMware, Inc., Class A*,1	51,028	$2,886,654

		9,269,087

Specialty retail: 1.21%
Best Buy Co., Inc.[1]	75,892	2,310,911

Technology hardware, storage & peripherals: 1.40%
Western Digital Corp.[1]	44,388	2,665,499

Tobacco: 3.97%
Philip Morris International, Inc.[1]	85,865	7,548,392

Wireless telecommunication services: 1.09%
T-Mobile US, Inc.*,1	53,000	2,073,360
Total common stocks (cost $228,218,195)		242,840,399

Short-term investment: 1.83%
Investment company: 1.83%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $3,480,031)	3,480,031	3,480,031
Total investments before investments sold short: 129.42% (cost $231,698,226)		246,320,430

Investments sold short: (29.86)%
Common stocks: (29.86)%
Banks: (1.96)%
Associated Banc-Corp.	(38,800)	(727,500)
BancorpSouth, Inc.	(32,500)	(779,675)
Bank of America Corp.	(43,600)	(733,788)
People’s United Financial, Inc.	(48,000)	(775,200)
Westamerica Bancorporation	(15,400)	(719,950)

		(3,736,113)

Beverages: (1.39)%
Brown-Forman Corp., Class B	(7,000)	(694,960)
Constellation Brands, Inc., Class A	(8,300)	(1,182,252)
Dr. Pepper Snapple Group, Inc.	(8,300)	(773,560)

		(2,650,772)

Biotechnology: (2.50)%
Celgene Corp.	(10,600)	(1,269,456)
Intrexon Corp.	(23,500)	(708,525)
Ligand Pharmaceuticals, Inc.	(9,057)	(981,960)
OPKO Health, Inc.	(81,675)	(820,834)
United Therapeutics Corp.	(6,300)	(986,643)

		(4,767,418)

Capital markets: (2.39)%
Charles Schwab Corp.	(52,700)	(1,735,411)
Janus Capital Group, Inc.	(60,300)	(849,627)
Northern Trust Corp.	(8,300)	(598,347)
Stifel Financial Corp.	(16,200)	(686,232)
TD Ameritrade Holding Corp.	(19,300)	(669,903)

		(4,539,520)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2015

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Commercial services & supplies: (1.52)%
Healthcare Services Group, Inc.	(56,800)	$(1,980,616)
Stericycle, Inc.*	(7,600)	(916,560)

		(2,897,176)

Communications equipment: (1.03)%
Juniper Networks, Inc.	(41,857)	(1,155,253)
Polycom, Inc.	(63,842)	(803,771)

		(1,959,024)

Electronic equipment, instruments & components: (1.31)%
Flextronics International Ltd.	(66,500)	(745,465)
Ingram Micro, Inc., Class A	(29,229)	(887,977)
Tech Data Corp.	(12,986)	(862,011)

		(2,495,453)

Energy equipment & services: (0.14)%
FMC Technologies, Inc.	(9,400)	(272,694)

Food products: (0.44)%
McCormick & Co. Inc. (Non-voting)	(9,750)	(834,210)

Health care equipment & supplies: (2.19)%
Abaxis, Inc.	(17,000)	(946,560)
DENTSPLY International, Inc.	(13,500)	(821,475)
IDEXX Laboratories, Inc.	(10,200)	(743,784)
STERIS PLC	(10,100)	(760,934)
Zeltiq Aesthetics, Inc.	(31,100)	(887,283)

		(4,160,036)

Health care providers & services: (0.78)%
MEDNAX, Inc.	(11,500)	(824,090)
Patterson Cos., Inc.	(14,700)	(664,587)

		(1,488,677)

Hotels, restaurants & leisure: (2.13)%
Buffalo Wild Wings, Inc.	(5,300)	(846,145)
Choice Hotels International, Inc.	(32,300)	(1,628,243)
Hyatt Hotels Corp., Class A	(17,700)	(832,254)
Wendy’s Co.	(70,200)	(756,054)

		(4,062,696)

Household products: (0.40)%
Clorox Co.	(6,000)	(760,980)

Insurance: (0.94)%
American International Group, Inc.	(28,900)	(1,790,933)

Internet software & services: (0.93)%
Akamai Technologies, Inc.	(10,600)	(557,878)
Gogo, Inc.	(37,683)	(670,757)
Rackspace Hosting, Inc.	(21,106)	(534,404)

		(1,763,039)

IT services: (1.15)%
Cognizant Technology Solutions Corp., Class A	(15,600)	(936,312)

	Shares	Value
Fidelity National Information Services, Inc.	(9,524)	$(577,154)
Xerox Corp.	(63,400)	(673,942)

		(2,187,408)

Life sciences tools & services: (1.53)%
Mettler-Toledo International, Inc.	(3,900)	(1,322,607)
PerkinElmer, Inc.	(15,900)	(851,763)
Thermo Fisher Scientific, Inc.	(5,200)	(737,620)

		(2,911,990)

Media: (0.35)%
Gannett Co., Inc.	(40,317)	(656,764)

Oil, gas & consumable fuels: (0.15)%
Hess Corp.	(5,950)	(288,456)

Personal products: (0.37)%
Coty, Inc., Class A	(27,627)	(708,080)

Pharmaceuticals: (1.31)%
AbbVie, Inc.	(19,200)	(1,137,408)
Endo International PLC	(14,900)	(912,178)
Sagent Pharmaceuticals, Inc.	(27,700)	(440,707)

		(2,490,293)

Real estate investment trust (REIT): (0.23)%
Equity Residential	(5,400)	(440,586)

Semiconductors & semiconductor equipment: (1.33)%
Cavium, Inc.	(13,400)	(880,514)
Linear Technology Corp.	(14,200)	(603,074)
NVIDIA Corp.	(31,717)	(1,045,392)

		(2,528,980)

Software: (1.66)%
Electronic Arts, Inc.	(21,800)	(1,498,096)
Red Hat, Inc.	(11,300)	(935,753)
Synopsys, Inc.	(16,000)	(729,760)

		(3,163,609)

Specialty retail: (0.39)%
American Eagle Outfitters, Inc.	(48,095)	(745,472)

Technology hardware, storage & peripherals: (0.34)%
Diebold, Inc.	(21,400)	(643,926)

Textiles, apparel & luxury goods: (0.53)%
Under Armour, Inc., Class A	(12,400)	(999,564)

Thrifts & mortgage finance: (0.47)%
Astoria Financial Corp.	(56,550)	(896,318)
Total investments sold short (proceeds $45,162,967)		(56,840,187)

Total investments, net of investments sold short: 99.56%		189,480,243

Cash and other assets, less liabilities: 0.44%		841,341
Net assets: 100.00%		$190,321,584

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short was $231,635,728; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$37,530,109
Gross unrealized depreciation	(22,845,407)

Net unrealized appreciation of investments	$14,684,702

For a listing of defined acronyms, counterparty abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$240,964,899	$1,875,500	$—	$242,840,399
Short-term investment	3,480,031	—	—	3,480,031
Total	$244,444,930	$1,875,500	$—	$246,320,430

Liabilities
Common stocks sold short	$(56,840,187)	$—	$—	$(56,840,187)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnote

*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of this security amounted to $1,875,500 or 0.99% of net assets.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$4,667,508	$18,722,881	$23,390,389	$—	$4,166

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2015, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned -1.34%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (Hedged in USD) (the “Index”), returned -0.24%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index during the reporting period, partially due to our exposure to energy and commodity credits and transaction costs.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked

•	An underweight to US corporates was positive for performance. US corporate spreads widened during the year and, therefore, an underweight was positive for performance.

What did not work

•	The Fund’s exposures to the energy and commodity sectors were negative for results. While the Fund’s energy exposure was beneficial during the first half of the reporting period, this was more than offset by the sector’s underperformance in the second half of the period. This occurred as we saw commodity prices continuing to decline amid continued signs of weakening growth in China. In particular, the Fund’s positions in Transocean, Origin Energy, Freeport McMoRan and Teck Resources detracted from performance.

•	An overweight to European corporates was negative for results. Corporate spreads in Europe widened over the reporting period, as they were negatively impacted by concerns over tepid growth, low inflation and geopolitical issues.

•	Transaction costs were a drag on performance. The Fund experienced a high level of inflows during the year. As a result, transaction costs negatively impacted the Fund’s performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 12, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2015 (unaudited)

	1 year	5 years	Inception¹
UBS Global Corporate Bond Relationship Fund	(1.34)%	4.00%	4.56%
Barclays Global Aggregate—Corporate Index (Hedged in USD)[2]	(0.24)	4.54	5.03

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate—Corporate Index (Hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2015 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2015

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.7%
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	0.8
Morgan Stanley, 2.375%, due 07/23/19	0.8
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	0.8
Verizon Communications, Inc., 6.550%, due 09/15/43	0.8
Wachovia Corp., 5.750%, due 02/01/18	0.7
NBCUniversal Media LLC, 4.375%, due 04/01/21	0.7
Metropolitan Life Global Funding I, 1.250%, due 09/17/21	0.7
Verizon Communications, Inc., 2.625%, due 02/21/20	0.7
QBE Insurance Group Ltd., 6.750%, due 12/02/44	0.6
Total	8.3%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
United States	41.3%
United Kingdom	12.4
Netherlands	8.4
Australia	5.6
France	3.7
Total	71.4%

UBS Global Corporate Bond Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Bonds
Corporate bonds
Aerospace & defense	0.18%
Airlines	0.21
Automobiles	0.24
Banks	18.19
Beverages	2.29
Biotechnology	0.82
Capital markets	3.27
Chemicals	1.21
Commercial services & supplies	0.82
Communications equipment	0.30
Construction & engineering	0.82
Consumer finance	2.24
Diversified financial services	4.30
Diversified telecommunication services	4.08
Electric utilities	4.17
Energy equipment & services	1.08
Food & staples retailing	0.59
Food products	1.09
Gas utilities	1.50
Health care equipment & supplies	0.82
Health care providers & services	0.77
Hotels, restaurants & leisure	0.17
Independent power and renewable electricity producers	0.42
Industrial conglomerates	0.63
Insurance	10.60
Internet & catalog retail	0.18
Internet software & services	0.17

IT services	0.32%
Life sciences tools & services	0.19
Machinery	0.37
Marine	0.34
Media	3.50
Metals & mining	1.45
Multi-utilities	1.21
Oil, gas & consumable fuels	10.91
Pharmaceuticals	1.77
Real estate investment trust (REIT)	0.62
Real estate management & development	0.45
Road & rail	1.08
Semiconductors & semiconductor equipment	0.27
Software	0.49
Specialty retail	0.52
Thrifts & mortgage finance	0.26
Tobacco	2.25
Transportation infrastructure	1.47
Water utilities	1.00
Wireless telecommunication services	1.24
Total corporate bonds	90.87%
Total bonds	90.87%

Short-term investment	5.78
Total investments	96.65%

Cash and other assets, less liabilities	3.35
Net assets	100.00%

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds: 90.87%
Corporate bonds: 90.87%
Australia: 5.63%
Adani Abbot Point Terminal Pty Ltd.,
5.750%, due 11/01/18	AUD 705,000	$512,633
APT Pipelines Ltd.,
4.200%, due 03/23/25[1]	$ 645,000	606,081
Aurizon Network Pty Ltd.,
2.000%, due 09/18/24	EUR 350,000	365,491
Australia & New Zealand Banking Group Ltd.,
4.500%, due 03/19/24[2]	$ 200,000	200,733
Australia Pacific Airports Melbourne Pty Ltd.,
1.750%, due 10/15/24	EUR 300,000	320,796
BHP Billiton Finance USA Ltd.,
5.000%, due 09/30/43	$ 165,000	149,520
Commonwealth Bank of Australia,
1.125%, due 03/13/17	250,000	249,419
2.250%, due 03/16/17[1]	500,000	505,197
National Australia Bank Ltd.,
2.000%, due 11/12/24[3]	EUR 375,000	405,179
2.750%, due 03/09/17	$ 250,000	254,199
Origin Energy Finance Ltd.,
2.500%, due 10/23/20[2]	EUR 535,000	547,043
5.450%, due 10/14/21[2]	$ 250,000	243,269
QBE Insurance Group Ltd.,
2.400%, due 05/01/18[2]	200,000	200,179
6.750%, due 12/02/44[3]	700,000	729,750
Santos Finance Ltd.,
8.250%, due 09/22/70[3]	EUR 255,000	277,832
Scentre Group Trust 1,
1.500%, due 07/16/20	150,000	165,334
SGSP Australia Assets Pty Ltd.,
2.000%, due 06/30/22	230,000	249,084
Suncorp-Metway Ltd.,
1.700%, due 03/28/17[2]	$ 290,000	289,466
Telstra Corp. Ltd.,
4.800%, due 10/12/21[2]	220,000	240,379
Transurban Finance Co. Pty Ltd.,
1.875%, due 09/16/24	EUR 250,000	265,970

Total Australia corporate bonds		6,777,554

Belgium: 0.41%
AG Insurance SA,
3.500%, due 06/30/47[3]	500,000	496,753

Bermuda: 0.31%
Bacardi Ltd.,
2.750%, due 07/03/23[2]	325,000	374,072

Brazil: 0.74%
Petrobras Global Finance BV,
3.250%, due 04/01/19[2]	420,000	328,633
3.875%, due 01/27/16	$ 300,000	299,775

	Face amount	Value
Vale SA,
5.625%, due 09/11/42	$ 395,000	$261,537

Total Brazil corporate bonds		889,945

Canada: 2.66%
Bank of Montreal,
6.020%, due 05/02/18	CAD 290,000	231,279
Bank of Nova Scotia,
4.100%, due 06/08/17	430,000	323,201
Canadian Imperial Bank of Commerce,
1.350%, due 07/18/16	$ 290,000	290,631
3.400%, due 01/14/16	CAD 310,000	224,231
Canadian Natural Resources Ltd.,
3.900%, due 02/01/25	$ 105,000	91,651
Hydro One, Inc.,
5.360%, due 05/20/36	CAD 220,000	190,146
Nexen Energy ULC,
6.400%, due 05/15/37	$ 320,000	366,400
Royal Bank of Canada,
2.980%, due 05/07/19	CAD 300,000	225,769
Suncor Energy, Inc.,
6.500%, due 06/15/38	$ 330,000	353,049
Talisman Energy, Inc.,
3.750%, due 02/01/21	325,000	294,808
TELUS Corp.,
3.750%, due 01/17/25	CAD 100,000	73,554
Thomson Reuters Corp.,
1.300%, due 02/23/17	$ 265,000	263,747
Yamana Gold, Inc.,
4.950%, due 07/15/24	320,000	271,537

Total Canada corporate bonds		3,200,003

Cayman Islands: 1.30%
Hutchison Whampoa International 09 Ltd.,
7.625%, due 04/09/19[2]	300,000	348,672
Noble Holding International Ltd.,
5.950%, due 04/01/25	160,000	110,415
Principal Financial Global Funding II LLC,
4.500%, due 01/26/17	EUR 400,000	452,710
Tencent Holdings Ltd.,
3.375%, due 05/02/19[2]	$ 200,000	203,161
Thames Water Utilities Cayman Finance Ltd.,
5.375%, due 07/21/25[3]	GBP 145,000	222,998
Yorkshire Water Services Bradford Finance Ltd.,
6.000%, due 04/24/25[3]	150,000	231,490

Total Cayman Islands corporate bonds		1,569,446

China: 0.73%
AIA Group Ltd.,
1.750%, due 03/13/18[2]	$ 720,000	711,921

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
China—(Concluded)
Bao-trans Enterprises Ltd.,
1.625%, due 02/23/18	EUR 150,000	$162,448

Total China corporate bonds		874,369

Czech Republic: 0.35%
NET4GAS sro,
2.500%, due 07/28/21	380,000	425,777

Denmark: 0.50%
AP Moeller - Maersk A/S,
3.375%, due 08/28/19[2]	345,000	407,643
DONG Energy A/S,
3.000%, due 11/06/15[3,4]	180,000	188,048

Total Denmark corporate bonds		595,691

Finland: 0.87%
Elenia Finance Oyj,
2.875%, due 12/17/20	375,000	433,118
Sampo Oyj,
1.500%, due 09/16/21	100,000	109,351
Teollisuuden Voima Oyj,
2.500%, due 03/17/21	250,000	268,532
4.625%, due 02/04/19[2]	200,000	235,072

Total Finland corporate bonds		1,046,073

France: 3.69%
Arkema SA,
1.500%, due 01/20/25	200,000	208,815
AXA SA,
6.667%, due 07/06/16[3,5]	GBP 265,000	396,429
Banque Federative du Credit Mutuel SA,
3.000%, due 09/11/25	EUR 100,000	111,535
BNP Paribas SA,
2.700%, due 08/20/18	$ 310,000	314,450
2.875%, due 03/20/26[3]	EUR 210,000	233,533
Credit Logement SA,
1.021%, due 03/16/16[2,3,5]	200,000	176,597
Electricite de France SA,
5.625%, due 01/22/24[2,3,5]	$ 300,000	285,300
5.625%, due 01/22/24[1,3,5]	100,000	95,100
6.950%, due 01/26/39[1]	140,000	171,982
Engie SA,
4.750%, due 07/10/21[3,5]	EUR 400,000	458,934
Infra Park SAS,
1.250%, due 10/16/20	100,000	109,495
Orange SA,
5.875%, due 02/07/22[3,5]	GBP 200,000	291,750
Societe Des Autoroutes Paris-Rhin-Rhone,
2.250%, due 01/16/20	EUR 400,000	459,580

	Face amount	Value
Total Capital International SA,
1.550%, due 06/28/17	$ 725,000	$726,883
TOTAL SA,
2.625%, due 02/26/25[3,5]	EUR 185,000	177,174
Transport et Infrastructures Gaz France SA,
2.200%, due 08/05/25	200,000	217,997

Total France corporate bonds		4,435,554

Germany: 0.23%
Allianz SE,
4.750%, due 10/24/23[3,5]	100,000	117,206
RWE AG,
2.750%, due 04/21/75[3]	175,000	163,118

Total Germany corporate bonds		280,324

Guernsey: 0.24%
Credit Suisse Group Guernsey I Ltd.,
7.875%, due 02/24/41[2,3]	$ 285,000	293,550

Ireland: 2.09%
Cloverie PLC for Zurich Insurance Co., Ltd.,
1.750%, due 09/16/24	EUR 100,000	109,709
FGA Capital Ireland PLC,
2.625%, due 04/17/19	300,000	337,293
GE Capital International Funding Co.,
0.964%, due 04/15/16[1]	$ 300,000	300,133
2.342%, due 11/15/20[1]	347,000	344,457
4.418%, due 11/15/35[1]	602,000	614,547
Perrigo Co. PLC,
4.000%, due 11/15/23	200,000	195,699
PGH Capital Ltd.,
5.750%, due 07/07/21	GBP 200,000	316,953
XL Group PLC,
4.450%, due 03/31/25	$ 175,000	171,528
5.250%, due 12/15/43	125,000	129,268

Total Ireland corporate bonds		2,519,587

Israel: 0.04%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	42,000	42,619

Italy: 1.31%
2i Rete Gas SpA,
1.125%, due 01/02/20	EUR 150,000	163,188
CDP Reti SpA,
1.875%, due 05/29/22	265,000	287,981
Ei Towers SpA,
3.875%, due 04/26/18	100,000	115,351
Intesa Sanpaolo SpA,
3.875%, due 01/16/18	$ 200,000	205,096
4.375%, due 10/15/19[2]	EUR 300,000	367,566
Snam SpA,
3.875%, due 03/19/18[2]	175,000	204,974

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Italy—(Concluded)
UniCredit SpA,
3.250%, due 01/14/21	EUR 200,000	$235,423

Total Italy corporate bonds		1,579,579

Japan: 0.33%
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.350%, due 09/08/19[2]	$ 400,000	398,069

Jersey, Channel Islands: 1.22%
AA Bond Co., Ltd.,
4.720%, due 07/02/43[2]	GBP 200,000	306,208
Gatwick Funding Ltd.,
5.250%, due 01/23/24[2]	100,000	167,392
Heathrow Funding Ltd.,
1.500%, due 02/11/30	EUR 300,000	289,357
4.600%, due 02/15/18[2]	365,000	430,504
HSBC Bank Capital Funding Sterling 2 LP,
5.862%, due 04/07/20[3,5]	GBP 110,000	169,459
HSBC Capital Funding LP,
5.130%, due 03/29/16[3,5]	EUR 100,000	109,490

Total Jersey, Channel Islands corporate bonds		1,472,410

Luxembourg: 0.28%
Belfius Financing Co.,
1.276%, due 02/09/17[3]	GBP 235,000	341,240

Mexico: 0.61%
America Movil SAB de CV,
5.000%, due 03/30/20	$ 265,000	286,280
Series A,
5.125%, due 09/06/73[3]	EUR 125,000	141,447
Coca-Cola Femsa SAB de CV,
2.375%, due 11/26/18	$ 300,000	302,436

Total Mexico corporate bonds		730,163

Netherlands: 8.41%
ABN AMRO Bank NV,
2.875%, due 06/30/25[3]	EUR 100,000	111,435
4.875%, due 01/16/19[2]	GBP 225,000	360,192
6.250%, due 09/13/22[3]	$ 350,000	367,078
Achmea BV,
2.500%, due 11/19/20	EUR 565,000	651,235
4.250%, due 02/04/25[3,5]	250,000	252,656
Allianz Finance II BV,
4.375%, due 02/17/17[3,5]	280,000	313,419
BAT Netherlands Finance BV,
2.375%, due 01/19/23[2]	390,000	447,838
Bharti Airtel International Netherlands BV,
4.000%, due 12/10/18	380,000	440,840

	Face amount	Value
Coca-Cola HBC Finance BV,
2.375%, due 06/18/20[2]	EUR 385,000	$441,324
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
1.700%, due 03/19/18	$ 515,000	514,791
2.500%, due 05/26/26[3]	EUR 415,000	454,632
5.500%, due 06/29/20[3,5]	560,000	615,274
Deutsche Telekom International Finance BV,
6.500%, due 04/08/22	GBP 106,000	189,588
E.ON International Finance BV,
6.650%, due 04/30/38[1]	$ 85,000	95,537
EDP Finance BV,
2.000%, due 04/22/25	EUR 170,000	168,628
4.625%, due 06/13/16	280,000	309,694
Heineken NV,
2.125%, due 08/04/20[2]	415,000	475,522
Koninklijke KPN NV,
6.500%, due 01/15/16	170,000	185,206
LYB International Finance BV,
5.250%, due 07/15/43	$ 185,000	177,503
Nomura Europe Finance NV,
1.500%, due 05/12/21	EUR 200,000	216,791
Redexis Gas Finance BV,
1.875%, due 04/27/27	420,000	394,471
2.750%, due 04/08/21	295,000	338,879
REN Finance BV,
2.500%, due 02/12/25	175,000	186,926
4.750%, due 10/16/20	200,000	248,934
Repsol International Finance BV,
4.250%, due 02/12/16[2]	200,000	218,301
Shell International Finance BV,
1.250%, due 11/10/17	$ 460,000	457,608
4.375%, due 05/11/45	510,000	481,506
Siemens Financieringsmaatschappij NV,
5.125%, due 02/20/17	EUR 210,000	241,239
6.125%, due 09/14/66[3]	GBP 142,000	213,444
Swiss Reinsurance Co. via ELM BV,
2.600%, due 09/01/25[3,5]	EUR 155,000	154,943
TenneT Holding BV,
6.655%, due 06/01/17[3,5]	165,000	190,001
Vonovia Finance BV,
4.000%, due 12/17/21[3,5]	200,000	210,829

Total Netherlands corporate bonds		10,126,264

Norway: 0.59%
DNB Bank ASA,
3.200%, due 04/03/17[1]	$ 200,000	203,872
Statoil ASA,
3.125%, due 08/17/17	280,000	287,209
4.800%, due 11/08/43	215,000	217,886

Total Norway corporate bonds		708,967

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Portugal: 0.10%
Caixa Geral de Depositos SA,
3.750%, due 01/18/18	EUR 100,000	$116,200

Singapore: 0.17%
United Overseas Bank Ltd.,
3.750%, due 09/19/24[3]	$ 200,000	202,328

South Korea: 0.19%
GS Caltex Corp.,
5.500%, due 04/24/17[2]	215,000	223,561

Spain: 2.01%
Aigues de Barcelona Finance SAU,
1.944%, due 09/15/21	EUR 280,000	303,457
BBVA Senior Finance SAU,
3.250%, due 03/21/16	100,000	109,370
Canal de Isabel II Gestion SA,
1.680%, due 02/26/25	200,000	207,031
Inmobiliaria Colonial SA,
1.863%, due 06/05/19	300,000	328,369
Santander Consumer Finance SA,
0.900%, due 02/18/20[2]	500,000	535,998
Santander International Debt SAU,
1.375%, due 03/25/17	400,000	440,251
Telefonica Emisiones SAU,
4.710%, due 01/20/20[2]	400,000	497,642

Total Spain corporate bonds		2,422,118

Sweden: 1.39%
PGE Sweden AB,
1.625%, due 06/09/19	100,000	109,033
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]	$ 100,000	110,714
5.125%, due 03/30/20[2]	310,000	343,214
5.250%, due 03/01/21[3,5]	325,000	312,813
Swedbank AB,
5.500%, due 03/17/20[3,5]	400,000	398,453
Swedbank Hypotek AB,
2.375%, due 04/05/17[2]	400,000	404,662

Total Sweden corporate bonds		1,678,889

Switzerland: 0.55%
Credit Suisse AG,
3.000%, due 10/29/21	300,000	298,964
Demeter Investments BV for Swiss Life AG,
4.375%, due 06/16/25[3,5]	EUR 335,000	358,153

Total Switzerland corporate bonds		657,117

United Kingdom: 12.43%
Abbey National Treasury Services PLC,
4.000%, due 03/13/24	$ 300,000	313,085

	Face amount	Value
Anglian Water Services Financing PLC,
4.500%, due 02/22/26[2]	GBP 150,000	$235,045
Aon PLC,
2.875%, due 05/14/26	EUR 100,000	113,478
4.750%, due 05/15/45	$ 300,000	296,527
Arqiva Financing PLC,
4.040%, due 06/30/20[2]	GBP 375,000	573,274
4.882%, due 12/31/32[2]	150,000	236,890
Aviva PLC,
5.125%, due 06/04/50[3]	245,000	340,957
Barclays Bank PLC,
2.250%, due 05/10/17[1]	$ 200,000	202,129
4.375%, due 09/11/24	200,000	195,564
5.750%, due 08/17/21[2]	GBP 185,000	319,507
6.625%, due 03/30/22[2]	EUR 400,000	545,879
BP Capital Markets PLC,
1.375%, due 05/10/18	$ 245,000	241,504
2.750%, due 05/10/23	140,000	131,511
British Telecommunications PLC,
8.500%, due 12/07/16[2]	GBP 245,000	385,058
BUPA Finance PLC,
3.375%, due 06/17/21	100,000	151,096
5.000%, due 04/25/23	200,000	303,892
6.125%, due 09/16/20[3,5]	30,000	47,101
Centrica PLC,
5.250%, due 04/10/75[3]	150,000	211,748
Diageo Capital PLC,
3.875%, due 04/29/43	$ 190,000	176,669
EE Finance PLC,
4.375%, due 03/28/19[2]	GBP 225,000	352,733
GlaxoSmithKline Capital PLC,
1.500%, due 05/08/17	$ 345,000	346,465
HSBC Holdings PLC,
5.100%, due 04/05/21	575,000	639,284
Imperial Tobacco Finance PLC,
2.050%, due 02/11/18[1]	200,000	199,108
2.950%, due 07/21/20[1]	200,000	200,455
9.000%, due 02/17/22[2]	GBP 100,000	195,017
Liverpool Victoria Friendly Society Ltd.,
6.500%, due 05/22/43[2,3]	400,000	580,909
Lloyds Bank PLC,
1.375%, due 09/08/22	EUR 610,000	668,120
11.875%, due 12/16/21[2,3]	185,000	221,769
Manchester Airport Group Funding PLC,
4.750%, due 03/31/34	GBP 100,000	162,107
National Grid Electricity Transmission PLC,
4.000%, due 06/08/27[2]	150,000	239,632
5.875%, due 02/02/24	45,000	81,304
Nationwide Building Society,
2.250%, due 04/29/22	110,000	159,524

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Northern Gas Networks Finance PLC,
5.875%, due 07/08/19	GBP 150,000	$248,774
Prudential PLC,
1.375%, due 01/19/18	335,000	491,815
5.000%, due 07/20/55[3]	200,000	275,000
Royal Bank of Scotland Group PLC,
1.500%, due 11/28/16	EUR 150,000	164,606
Royal Bank of Scotland PLC,
6.934%, due 04/09/18	130,000	158,192
Scottish Widows PLC,
5.500%, due 06/16/23	GBP 250,000	384,460
Sinopec Capital 2013 Ltd.,
3.125%, due 04/24/23[1]	$ 250,000	237,872
3.125%, due 04/24/23[2]	350,000	333,020
Sky PLC,
2.500%, due 09/15/26	EUR 180,000	198,449
Southern Gas Networks PLC,
2.500%, due 02/03/25	GBP 100,000	140,298
SSE PLC,
3.875%, due 09/10/20[3,5]	150,000	212,241
Standard Chartered PLC,
4.000%, due 07/12/22[2,3]	$ 635,000	639,363
State Grid Europe Development 2014 PLC,
Series A,
1.500%, due 01/26/22	EUR 225,000	237,795
Tesco PLC,
6.125%, due 02/24/22	GBP 50,000	77,066
Thames Water Utilities Finance Ltd.,
5.125%, due 09/28/37	270,000	465,931
Wales & West Utilities Finance PLC,
5.125%, due 12/02/16[2]	440,000	671,590
6.750%, due 12/17/36[3]	60,000	98,057
Western Power Distribution West Midlands PLC,
5.750%, due 04/16/32[2]	100,000	182,124
WPP Finance 2010,
3.750%, due 09/19/24	$ 235,000	233,909
WPP Finance 2013,
0.430%, due 03/23/18	EUR 270,000	292,636
Yorkshire Building Society,
4.125%, due 11/20/24[3]	GBP 100,000	147,809

Total United Kingdom corporate bonds		14,958,348

United States: 41.33%
21st Century Fox America, Inc.,
6.200%, due 12/15/34	$ 460,000	522,031
ABB Finance USA, Inc.,
2.875%, due 05/08/22	310,000	305,717

	Face amount	Value
AbbVie, Inc.,
2.900%, due 11/06/22	$ 500,000	$484,070
4.400%, due 11/06/42	200,000	186,773
Actavis Funding SCS,
1.300%, due 06/15/17	140,000	138,675
3.450%, due 03/15/22	230,000	230,367
4.750%, due 03/15/45	190,000	185,223
Aetna, Inc.,
3.500%, due 11/15/24	330,000	329,657
Albemarle Corp.,
1.875%, due 12/08/21	EUR 430,000	449,911
Alltel Corp.,
7.875%, due 07/01/32	$ 220,000	270,552
Altria Group, Inc.,
4.250%, due 08/09/42	720,000	660,587
American Airlines Pass Through Trust,
Series 2014-1, Class B,
4.375%, due 10/01/22	59,069	58,774
American Express Credit Corp.,
1.300%, due 07/29/16	150,000	150,278
2.375%, due 05/26/20	150,000	148,909
American International Group, Inc.,
3.375%, due 08/15/20	395,000	406,296
3.875%, due 01/15/35	160,000	141,106
4.500%, due 07/16/44	165,000	152,600
Anadarko Petroleum Corp.,
3.450%, due 07/15/24	130,000	115,546
6.375%, due 09/15/17	640,000	671,105
Apache Corp.,
4.750%, due 04/15/43	535,000	459,603
Appalachian Power Co.,
4.400%, due 05/15/44	300,000	282,335
AT&T, Inc.,
3.000%, due 02/15/22	255,000	250,108
4.750%, due 05/15/46	360,000	329,553
5.550%, due 08/15/41	345,000	346,420
Bank of America Corp.,
1.375%, due 09/10/21	EUR 485,000	529,812
3.875%, due 08/01/25	$ 480,000	487,308
5.875%, due 02/07/42	225,000	262,524
BB&T Corp.,
1.600%, due 08/15/17	205,000	205,245
Berkshire Hathaway Finance Corp.,
1.300%, due 05/15/18	210,000	208,262
Biogen, Inc.,
4.050%, due 09/15/25	400,000	402,076
Burlington Northern Santa Fe LLC,
3.000%, due 03/15/23	365,000	359,766
5.400%, due 06/01/41	215,000	233,762
Caterpillar, Inc.,
4.750%, due 05/15/64	225,000	216,692
CCO Safari II LLC,
4.464%, due 07/23/22[1]	285,000	284,008

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
CF Industries, Inc.,
5.150%, due 03/15/34	$ 265,000	$232,980
Chevron Corp.,
2.355%, due 12/05/22	255,000	243,660
Citigroup, Inc.,
0.538%, due 05/31/17[3]	EUR 430,000	466,017
3.875%, due 10/25/23	$ 320,000	330,731
Coca-Cola Co.,
1.800%, due 09/01/16	335,000	337,141
1.875%, due 09/22/26	EUR 200,000	222,356
Comcast Corp.,
4.750%, due 03/01/44	$ 100,000	103,794
ConocoPhillips Co.,
2.200%, due 05/15/20	455,000	440,418
CVS Health Corp.,
5.125%, due 07/20/45	345,000	363,434
Daimler Finance North America LLC,
2.450%, due 05/18/20[1]	300,000	294,300
Delta Air Lines Pass Through Trust,
Series 2007-1, Class A,
6.821%, due 02/10/24	26,150	30,120
DIRECTV Holdings LLC,
5.000%, due 03/01/21	545,000	587,918
Duke Energy Corp.,
3.050%, due 08/15/22	310,000	305,671
Enable Midstream Partners LP,
3.900%, due 05/15/24	210,000	160,642
Energy Transfer Partners LP,
6.050%, due 06/01/41	375,000	292,601
Enterprise Products Operating LLC,
4.850%, due 03/15/44	270,000	218,445
5.200%, due 09/01/20	205,000	215,094
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]	195,000	209,301
ERP Operating LP,
3.375%, due 06/01/25	300,000	296,921
Express Scripts Holding Co.,
2.250%, due 06/15/19	285,000	283,351
Exxon Mobil Corp.,
1.819%, due 03/15/19	155,000	155,147
3.567%, due 03/06/45	120,000	112,790
Fifth Third Bank,
2.875%, due 10/01/21	300,000	298,949
Five Corners Funding Trust,
4.419%, due 11/15/23[1]	365,000	381,095
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17	955,000	964,323
Freeport-McMoRan, Inc.,
3.550%, due 03/01/22	290,000	168,200
3.875%, due 03/15/23	400,000	228,000
General Electric Capital Corp.,
4.375%, due 09/16/20	150,000	162,906

	Face amount	Value
Series A,
6.750%, due 03/15/32	$ 340,000	$444,256
General Electric Co.,
1.875%, due 05/28/27	EUR 210,000	232,335
4.125%, due 10/09/42	$ 180,000	175,822
General Motors Financial Co., Inc.,
3.500%, due 07/10/19	310,000	311,098
Georgia Power Co.,
5.400%, due 06/01/40	220,000	231,822
Gilead Sciences, Inc.,
2.050%, due 04/01/19	155,000	155,309
3.650%, due 03/01/26	55,000	55,489
4.750%, due 03/01/46	130,000	131,478
4.800%, due 04/01/44	240,000	240,757
Glencore Funding LLC,
2.500%, due 01/15/19[1]	125,000	104,375
3.125%, due 04/29/19[1]	475,000	396,625
Goldman Sachs Group, Inc.,
1.375%, due 07/26/22	EUR 860,000	929,857
5.150%, due 05/22/45	$ 255,000	247,531
Halliburton Co.,
3.800%, due 11/15/25	100,000	97,434
5.000%, due 11/15/45	130,000	128,418
Hartford Financial Services Group, Inc.,
4.300%, due 04/15/43	195,000	181,480
HCP, Inc.,
3.875%, due 08/15/24	290,000	281,073
Illinois Tool Works, Inc.,
3.000%, due 05/19/34	EUR 200,000	$226,013
Intel Corp.,
3.100%, due 07/29/22	$ 320,000	326,501
International Business Machines Corp.,
3.375%, due 08/01/23	385,000	391,088
Jefferies Group LLC,
2.375%, due 05/20/20	EUR 150,000	157,344
JPMorgan Chase & Co.,
3.200%, due 01/25/23	$ 2,010,000	2,004,539
3.875%, due 09/10/24	165,000	164,216
Juniper Networks, Inc.,
4.500%, due 03/15/24	250,000	248,945
Kellogg Co.,
1.875%, due 11/17/16	240,000	241,564
Kinder Morgan Energy Partners LP,
5.000%, due 10/01/21	210,000	198,272
5.000%, due 03/01/43	375,000	277,786
Kinder Morgan, Inc.,
5.625%, due 11/15/23[1]	120,000	109,767
Kraft Foods Group, Inc.,
5.000%, due 06/04/42	300,000	302,059
Kraft Heinz Foods Co.,
4.875%, due 02/15/25[1]	210,000	223,235
Liberty Mutual Group, Inc.,
4.250%, due 06/15/23[1]	385,000	391,470

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Lincoln National Corp.,
4.200%, due 03/15/22	$ 465,000	$486,223
Lowe’s Cos., Inc.,
4.250%, due 09/15/44	320,000	318,220
Marathon Oil Corp.,
3.850%, due 06/01/25	245,000	197,219
Marathon Petroleum Corp.,
3.625%, due 09/15/24	320,000	298,349
McDonald’s Corp.,
2.750%, due 12/09/20	200,000	199,901
Medtronic, Inc.,
3.150%, due 03/15/22	325,000	328,604
4.000%, due 04/01/43	200,000	185,607
Mellon Capital III,
6.369%, due 09/05/66[3]	GBP 200,000	297,788
Merck & Co., Inc.,
1.875%, due 10/15/26	EUR 200,000	223,181
3.700%, due 02/10/45	$ 110,000	102,276
Metropolitan Life Global Funding I,
1.250%, due 09/17/21	EUR 750,000	824,476
Microsoft Corp.,
2.625%, due 05/02/33	305,000	352,149
3.500%, due 11/15/42	$ 265,000	235,233
Mondelez International, Inc.,
2.375%, due 01/26/21	EUR 470,000	540,552
Monongahela Power Co.,
5.400%, due 12/15/43[1]	$ 165,000	183,771
Monsanto Co.,
4.200%, due 07/15/34	230,000	197,858
Morgan Stanley,
2.375%, due 07/23/19	965,000	961,982
2.650%, due 01/27/20	390,000	389,076
4.350%, due 09/08/26	280,000	281,082
6.375%, due 07/24/42	135,000	166,818
Mosaic Co.,
5.450%, due 11/15/33	185,000	186,941
Navient Corp.,
6.250%, due 01/25/16	67,000	67,103
NBCUniversal Media LLC,
4.375%, due 04/01/21	825,000	896,525
Noble Energy, Inc.,
5.050%, due 11/15/44	130,000	104,959
Occidental Petroleum Corp.,
4.625%, due 06/15/45	130,000	126,005
Oncor Electric Delivery Co. LLC,
7.000%, due 05/01/32	135,000	167,760
PacifiCorp,
6.000%, due 01/15/39	320,000	388,263
Petroleos Mexicanos,
5.500%, due 02/24/25[2]	EUR 230,000	255,826

	Face amount	Value
Philip Morris International, Inc.,
4.250%, due 11/10/44	$ 305,000	$294,637
Phillips 66,
4.650%, due 11/15/34	145,000	135,836
Phillips 66 Partners LP,
4.680%, due 02/15/45	105,000	77,619
PNC Funding Corp.,
2.700%, due 09/19/16	255,000	257,498
PPL Capital Funding, Inc.,
4.700%, due 06/01/43	170,000	169,250
Priceline Group, Inc.,
2.375%, due 09/23/24	EUR 200,000	214,068
Prudential Financial, Inc.,
4.600%, due 05/15/44	$ 450,000	447,732
Republic Services, Inc.,
5.250%, due 11/15/21	530,000	586,231
Reynolds American, Inc.,
3.750%, due 05/20/23	95,000	94,843
4.000%, due 06/12/22	120,000	124,831
5.700%, due 08/15/35	80,000	87,648
6.750%, due 06/15/17	375,000	400,331
SABMiller Holdings, Inc.,
3.750%, due 01/15/22[1]	410,000	421,706
Schlumberger Holdings Corp.,
3.000%, due 12/21/20[1]	240,000	236,935
Sempra Energy,
6.000%, due 10/15/39	270,000	302,761
Southwestern Electric Power Co.,
6.200%, due 03/15/40	115,000	135,449
SunTrust Banks, Inc.,
1.350%, due 02/15/17	510,000	508,935
2.350%, due 11/01/18	320,000	321,713
Swiss Re Treasury US Corp.,
4.250%, due 12/06/42[1]	75,000	70,782
Teachers Insurance & Annuity Association of America,
4.900%, due 09/15/44[1]	180,000	181,810
Thermo Fisher Scientific, Inc.,
3.300%, due 02/15/22	100,000	99,812
5.300%, due 02/01/44	120,000	128,109
Time Warner Cable, Inc.,
4.500%, due 09/15/42	200,000	156,947
5.000%, due 02/01/20	635,000	672,164
Transocean, Inc.,
6.500%, due 11/15/20	915,000	631,350
6.800%, due 03/15/38	190,000	102,274
Union Pacific Corp.,
4.050%, due 11/15/45	140,000	135,451
United Technologies Corp.,
1.250%, due 05/22/23	EUR 200,000	215,956
UnitedHealth Group, Inc.,
2.700%, due 07/15/20	$ 165,000	166,793
US Bancorp,
1.650%, due 05/15/17	205,000	205,627

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Valero Energy Corp.,
6.625%, due 06/15/37	$ 340,000	$341,628
Verizon Communications, Inc.,
2.625%, due 02/21/20	805,000	807,954
3.000%, due 11/01/21	160,000	159,606
4.500%, due 09/15/20	235,000	252,521
6.550%, due 09/15/43	765,000	908,191
Virginia Electric & Power Co.,
Series A,
6.000%, due 05/15/37	175,000	214,320
Wachovia Corp.,
5.750%, due 02/01/18	835,000	901,852
Walgreens Boots Alliance, Inc.,
3.800%, due 11/18/24	275,000	267,005
Waste Management, Inc.,
4.100%, due 03/01/45	310,000	288,115
Williams Partners LP,
4.300%, due 03/04/24	305,000	241,805
Xcel Energy, Inc.,
4.800%, due 09/15/41	155,000	155,717
Zimmer Biomet Holdings, Inc.,
3.150%, due 04/01/22	230,000	226,119
4.450%, due 08/15/45	275,000	252,774

Total United States corporate bonds		49,746,366

	Face amount	Value
Virgin Islands, British: 0.16%
CNPC General Capital Ltd.,
3.400%, due 04/16/23[2]	$200,000	$193,532
Total corporate bonds (cost $116,404,334)		109,376,468
Total bonds (cost $116,404,334)		109,376,468

	Shares
Short-term investment: 5.78%
Investment company: 5.78%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $6,960,879)	6,960,879	6,960,879
Total investments: 96.65% (cost $123,365,213)		116,337,347

Cash and other assets, less liabilities: 3.35%		4,029,425
Net assets: 100.00%		$120,366,772

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $123,388,064; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$77,859
Gross unrealized depreciation	(7,128,576)

Net unrealized depreciation of investments	$(7,050,717)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 53.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	EUR	28,750,000	USD	31,534,725	03/18/16	$231,520
JPMCB	AUD	575,000	USD	412,979	03/18/16	(4,488)
JPMCB	CAD	2,215,000	USD	1,620,740	03/18/16	19,643
JPMCB	GBP	8,635,000	USD	13,069,504	03/18/16	338,212
JPMCB	USD	358,634	EUR	330,000	03/18/16	672
Net unrealized appreciation on forward foreign currency contracts						$585,559

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 19 contracts (USD)	March 2016	$2,255,535	$2,248,086	$(7,449)
10 Year US Treasury Notes, 66 contracts (USD)	March 2016	8,343,282	8,309,813	(33,469)
US Treasury futures sell contracts:
US Ultra Bond, 10 contracts (USD)	March 2016	(1,580,454)	(1,586,875)	(6,421)
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 10 contracts (CAD)	March 2016	999,358	1,018,935	19,577
Euro-Bund, 3 contracts (EUR)	March 2016	515,541	514,858	(683)
Interest rate futures sell contracts:
Euro-Buxl, 1 contract (EUR)	March 2016	(165,791)	(164,534)	1,257
Long Gilt, 4 contracts (GBP)	March 2016	(692,203)	(688,569)	3,634
Net unrealized depreciation on futures contracts				$(23,554)

Credit default swaps on corporate issues-buy protection6

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	315,000	06/20/20	1.000%	$1,770	$798	$2,568
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	75,000	03/20/20	1.000	2,062	(1,288)	774
JPMCB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	930,000	06/20/20	1.000	32,574	(34,260)	(1,686)
						$36,406	$(34,750)	$1,656

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

Credit default swaps on corporate issues-sell protection9

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[10]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	70,000	06/20/19	1.000%	$3,264	$(15,454)	$(12,190)	8.205%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 10/15/14	EUR	75,000	03/20/20	1.000	(238)	(838)	(1,076)	1.257
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	100,000	12/20/19	1.000	3,936	(32,204)	(28,268)	12.581
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 03/24/17	EUR	85,000	09/20/19	5.000	(12,541)	(39,248)	(51,789)	35.512
JPMCB	Teck Resources Limited, 3.150%, due 01/15/17	USD	100,000	12/20/19	1.000	7,817	(43,705)	(35,888)	17.468
JPMCB	Teck Resources Limited, 3.150%, due 01/15/17	USD	235,000	03/20/20	1.000	15,968	(106,375)	(90,407)	17.568
						$18,206	$(237,824)	$(219,618)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$109,376,468	$—	$109,376,468
Short-term investment	6,960,879	—	—	6,960,879
Forward foreign currency contracts	—	590,047	—	590,047
Futures contracts	24,468	—	—	24,468
Swap agreements, at value	—	798	—	798
Total	$6,985,347	$109,967,313	$—	$116,952,660

Liabilities
Forward foreign currency contracts	$—	$(4,488)	$—	$(4,488)
Futures contracts	(48,022)	—	—	(48,022)
Swap agreements, at value	—	(273,372)	—	(273,372)
Total	$(48,022)	$(277,860)	$—	$(325,882)

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2015

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $7,376,364 or 6.13% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2015, the value of these securities amounted to $17,069,825 or 14.18% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2015 and changes periodically.
[4]	Security matures in 3015.
[5]	Perpetual investment. Date shown reflects the next call date.
[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[7]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.
[8]	Payments made or received are based on the notional amount.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$2,581,145	$58,754,325	$61,335,470	$—	$3,689

See accompanying notes to financial statements.

UBS Relationship Funds

See accompanying notes to financial statements.

Portfolio acronyms

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
NVDR	Non-Voting Depository Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International

GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank

Currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen

KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar

UBS Relationship Funds

December 31, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2015 to December 31, 2015.

UBS Relationship Funds

December 31, 2015 (unaudited)

	Beginning account value July 1, 2015	Ending account value December 31, 2015	Expenses paid during period* 07/01/15 - 12/31/15	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$966.40	$0.74	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.77	0.1500
UBS-HALO Emerging Markets Equity Relationship Fund
Actual	1,000.00	874.30	4.32	0.9136
Hypothetical (5% annual return before expenses)	1,000.00	1,020.60	4.65	0.9136
UBS International Equity Relationship Fund
Actual	1,000.00	915.70	1.21	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.95	1.28	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	936.60	3.69	0.7551
Hypothetical (5% annual return before expenses)	1,000.00	1,021.40	3.85	0.7551
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	997.40	1.26	0.2508
Hypothetical (5% annual return before expenses)	1,000.00	1,023.94	1.28	0.2508

*	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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UBS Relationship Funds

Financial statements

Statement of assets and liabilities

December 31, 2015

UBS Global Securities Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$123,504,931
Affiliated issuers	22,123,054
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	9,261,018
Foreign currency	838,019
$155,727,022
Investments, at value:
Unaffiliated issuers	$123,603,147
Affiliated issuers	20,891,626
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	9,261,018
Foreign currency	835,339
Cash	—
Receivables:
Investment securities sold	29,043
Interest	126,690
Foreign tax reclaims	39,878
Due from Advisor	29,591
Dividends	44,696
Due from broker	—
Cash collateral for futures contracts	2,637,671
Cash collateral for securities sold short	—
Outstanding swap agreements, at value[3]	—
Unrealized appreciation on forward foreign currency contracts	207,845
Other assets	7,019
Total assets	157,713,563
Liabilities:
Payables:
Cash collateral from securities loaned	9,261,018
Investment securities purchased	103,312
Custody and fund accounting fees	33,909
Fund shares redeemed	94,219
Fund administration fee	37,500
Trustees’ fees	10,895
Dividend expense and security loan fees for securities sold short	—
Due to broker	96,252
Variation margin on futures contracts	14,364
Accrued expenses	113,106
Accrued foreign capital gain taxes	13,100
Securities sold short, at value[2]	—
Outstanding swap agreements, at value[3]	—
Unrealized depreciation on forward foreign currency contracts	155,663
Total liabilities	9,933,338
Net assets	$147,780,225
Shares outstanding	3,368,513
Net asset value, offering and redemption proceeds per share	$43.8711

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund as of December 31, 2015 was $10,020,876, $981,088 and $259,702, respectively.
[2]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $45,162,967
[3]	Net upfront payments received by UBS Global Corporate Bond Relationship Fund were $54,612.

UBS Relationship Funds

Financial statements

UBS-HALO Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$59,985,832	$43,570,236	$231,698,226	$123,365,213
—	—	—	—
1,030,275	273,714	—	—
744,407	103,405	—	2,041,446
$61,760,514	$43,947,355	$231,698,226	$125,406,659

$58,201,340	$44,161,947	$246,320,430	$116,337,347
—	—	—	—
1,030,275	273,714	—	—
738,331	103,446	—	2,029,390
—	—	103,903	—

438,172	29,043	262,514	275,447
158	81	—	1,416,950
—	5,275	—	443
100	30,657	24,589	15,180
68,500	26,009	338,201	408
—	—	—	36,344
—	—	—	110,034
—	—	780,382	—
—	—	—	798
—	72,144	—	590,047
2,652	2,239	9,981	6,236
60,479,528	44,704,555	247,840,000	120,818,624

1,030,275	273,714	—	—
636,055	51,200	442,455	—
48,482	22,720	30,598	29,806
—	—	—	—
37,500	37,500	37,500	37,500
7,282	6,814	12,695	9,837
—	—	84,769	—
—	—	—	—
—	—	—	23,856
126,323	78,249	70,212	72,993
—	—	—	—
—	—	56,840,187	—
—	—	—	273,372
—	30,248	—	4,488
1,885,917	500,445	57,518,416	451,852
$58,593,611	$44,204,110	$190,321,584	$120,366,772
1,778,313	2,156,377	9,365,156	9,108,542
$32.9490	$20.4992	$20.3223	$13.2147

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations

For the year ended December 31, 2015

UBS Global Securities Relationship Fund
Investment income:
Dividends	$2,329,486
Interest	245,163
Affiliated income	34,681
Securities lending[1]	151,427
Foreign tax withheld	(152,017)
Total income	2,608,740
Expenses:
Administration	90,000
Custodian and fund accounting	91,572
Professional services	156,126
Shareholder reports	4,801
Trustees	45,610
Insurance	21,463
Transfer agency and related service fees	20,296
Dividend expense and security loan fees for securities sold short	—
Miscellaneous fee	24,546
Other	—
Total operating expenses	454,414
Expenses reimbursed by Advisor	(175,550)
Net expenses	278,864
Net investment income	2,329,876
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,821,257
Investments in affiliated issuers	242,909
Distribution from affiliated issuer	3,780
Futures contracts	1,004,440
Securities sold short	—
Swap agreements
Forward foreign currency contracts	(1,740,116)
Foreign currency transactions	84,769
Net realized gain	7,417,039
Change in net unrealized appreciation/depreciation on:
Investments[2]	(8,565,694)
Futures contracts	(992,631)
Securities sold short	—
Swap agreements
Forward foreign currency contracts	656,666
Translation of other assets and liabilities denominated in foreign currency	(27,114)
Change in net unrealized appreciation/depreciation	(8,928,773)
Net realized and unrealized gain (loss)	(1,511,734)
Contributions from Advisor	248,984
Net increase (decrease) in net assets resulting from operations	$1,067,126

[1]	Includes affiliated income from UBS Private Money Market Fund LLC of $1,146, $108 and $124 for UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund, respectively.
[2]	Includes the effects of a decrease in the foreign capital gains tax liability of $168,624 for UBS-HALO Emerging Markets Equity Relationship Fund.

UBS Relationship Funds

Financial statements

UBS-HALO Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$2,175,532	$1,326,611	$4,046,473	$351
—	—	—	3,243,726
1,707	330	4,166	3,689
2,945	34,152	—	—
(222,928)	(148,671)	—	—
1,957,256	1,212,422	4,050,639	3,247,766

90,000	90,000	90,000	90,000
208,393	56,532	74,513	69,495
178,993	117,349	114,211	116,742
10,239	4,787	4,792	4,792
33,471	26,899	49,633	38,570
18,369	4,585	16,500	3,306
17,560	15,759	17,735	15,225
—	—	1,268,409	—
33,831	21,462	10,517	—
—	—	—	7,920
590,856	337,373	1,646,310	346,050
—	(217,722)	(140,430)	(76,250)
590,856	119,651	1,505,880	269,800
1,366,400	1,092,771	2,544,759	2,977,966

5,595,674	1,405,054	37,680,027	(1,112,396)
—	—	—	—
155	32	253	795
—	—	—	115,014
—	—	(1,743,344)	—
—	—	—	14,162
—	(605,457)	—	2,699,228
(263,077)	11,228	—	4,487
5,332,752	810,857	35,936,936	1,721,290

970,928	(4,589,329)	(39,046,049)	(7,242,899)
—	—	—	(72,225)
—	—	600,119	—
—	—	—	(216,378)
—	141,851	—	174,642
93,078	(1,061)	—	(5,382)
1,064,006	(4,448,539)	(38,445,930)	(7,362,242)
6,396,758	(3,637,682)	(2,508,994)	(5,640,952)
—	49,735	—	—
$7,763,158	$(2,495,176)	$35,765	$(2,662,986)

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS-HALO Emerging Markets Equity Relationship Fund
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations:
Net investment income	$2,329,876	$3,504,465	$1,366,400	$5,213,878
Net realized gain (loss)	7,417,039	21,883,713	5,332,752	(1,630,394)
Change in net unrealized appreciation/depreciation	(8,928,773)	(13,650,104)	1,064,006	230,005
Contributions from Advisor	248,984	—	—	—
Net increase (decrease) in net assets from operations	1,067,126	11,738,074	7,763,158	3,813,489
Beneficial interest transactions:
Proceeds from shares sold	286,925	590,091	7,950,000	—
Cost of shares redeemed in-kind	—	—	(81,432,529)	—
Cost of shares redeemed	(99,315,616)	(14,322,379)	(82,987,533)	(75,596,903)
Transaction charges	—	—	619,071	566,977
Net decrease in net assets resulting from beneficial interest transactions	(99,028,691)	(13,732,288)	(155,850,991)	(75,029,926)
Increase (decrease) in net asset	(97,961,565)	(1,994,214)	(148,087,833)	(71,216,437)
Net assets, beginning of year	245,741,790	247,736,004	206,681,444	277,897,881
Net assets, end of year	$147,780,225	$245,741,790	$58,593,611	$206,681,444
Shares sold	6,433	13,660	227,099	—
Shares redeemed in-kind	—	—	(2,113,720)	—
Shares redeemed	(2,166,153)	(324,085)	(2,173,318)	(1,987,112)
Net decrease in shares outstanding	(2,159,720)	(310,425)	(4,059,939)	(1,987,112)

UBS Relationship Funds

Financial statements

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014

$1,092,771	$1,700,312	$2,544,759	$2,152,474
810,857	1,761,044	35,936,936	19,715,104
(4,448,539)	(4,665,169)	(38,445,930)	7,440,331
49,735	—	—	—
(2,495,176)	(1,203,813)	35,765	29,307,909

—	—	—	—
—	—	—	—
(4,000,000)	(1,250,000)	—	—
—	—	—	—
(4,000,000)	(1,250,000)	—	—
(6,495,176)	(2,453,813)	35,765	29,307,909
50,699,286	53,153,099	190,285,819	160,977,910
$44,204,110	$50,699,286	$190,321,584	$190,285,819
—	—	—	—
—	—	—	—
(178,773)	(56,703)	—	—
(178,773)	(56,703)	—	—

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of changes in net assets

	UBS Global Corporate Bond Relationship Fund
	Year ended December 31, 2015	Year ended December 31, 2014
Operations:
Net investment income	$2,977,966	$983,489
Net realized gain	1,721,290	1,387,934
Change in net unrealized appreciation/depreciation	(7,362,242)	67,524
Net increase (decrease) in net assets from operations	(2,662,986)	2,438,947
Beneficial interest transactions:
Proceeds from shares sold	106,600,000	3,500,000
Cost of shares redeemed	(21,500,000)	—
Net decrease in net assets resulting from beneficial interest transactions	85,100,000	3,500,000
Increase (decrease) in net asset	82,437,014	5,938,947
Net assets, beginning of year	37,929,758	31,990,811
Net assets, end of year	$120,366,772	$37,929,758
Shares sold	7,887,616	263,813
Shares redeemed	(1,610,815)	—
Net increase in shares outstanding	6,276,801	263,813

UBS Relationship Funds

Financial statements

Statement of cash flows

For the year ended December 31, 2015

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$35,765
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(134,383,417)
Proceeds from disposition of investment securities	132,684,443
Covers of securities sold short	(20,930,544)
Proceeds from securities sold short	19,213,570
Sales of short-term investments, net	1,187,477
Net realized (gain)/loss on investments	(37,680,280)
Net realized (gain)/loss on securities sold short	1,743,344
Change in unrealized (appreciation)/depreciation on investments	39,046,049
Change in unrealized (appreciation)/depreciation on securities sold short	(600,119)
Increase in due from Advisor	(12,643)
Decrease in dividends receivable	2,024
Increase in cash collateral for securities sold short	(317,278)
Decrease in other assets	6,109
Increase in dividends payable and security loan fees for securities sold short	2,669
Increase in accrued expenses and other liabilities	38,610
Net cash provided by operating activities	35,779
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase in cash	35,779
Cash:
Beginning of year	68,124
End of year	$103,903

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Global Securities Relationship Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$44.4521	$42.4303	$37.8967	$33.0344	$35.1715
Income (loss) from investment operations:
Net investment income[1]	0.5641	0.6172	0.4636	0.4545	0.4194
Net realized and unrealized gain (loss)	(1.2054)	1.4046	4.0700	4.4078	(2.5565)
Net increase from payment by Advisor	0.0603	—	—	—	—
Total income (loss) from investment operations	(0.5810)	2.0218	4.5336	4.8623	(2.1371)
Net asset value, end of year	$43.8711	$44.4521	$42.4303	$37.8967	$33.0344
Total investment return[2]	(1.33)%[3]	4.76%	11.96%	14.72%	(6.07)%
Ratios to average net assets:
Expenses before expense reimbursement	0.2444%	0.1856%	0.1443%	0.1054%	0.0719%
Expenses after expense reimbursement	0.1500%	0.1500%	0.1443%	0.1054%	0.0719%
Net investment income	1.25%	1.41%	1.16%	1.28%	1.20%
Supplemental data:
Net assets, end of year (000’s)	$147,780	$245,742	$247,736	$332,893	$806,090
Portfolio turnover rate	75%	58%	50%	101%	99%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	During the year ended December 31, 2015, the Advisor reimbursed the Fund $248,984, which was determined to be the value of the ineligible services paid for from the Fund’s dealing commissions. If payment from Advisor was not made, the estimated total return would have been -1.49%.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS-HALO Emerging Markets Equity Relationship Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.4013	$35.5125	$39.0123	$33.1700	$39.8975
Income (loss) from investment operations:
Net investment income[1]	0.4189	0.7564	0.7649	0.8392	0.8706
Net realized and unrealized gain (loss)	(3.0610)	(0.9498)	(4.3288)	4.7031	(7.8686)
Total income (loss) from investment operations	(2.6421)	(0.1934)	(3.5639)	5.5423	(6.9980)
Transaction charges	0.1898	0.0822	0.0641	0.3000	0.2705
Net asset value, end of year	$32.9490	$35.4013	$35.5125	$39.0123	$33.1700
Total investment return[2]	(6.93)%	(0.31)%	(8.97)%	17.61%	(16.87)%
Ratios to average net assets:
Expenses	0.4958%	0.3131%	0.2762%	0.2590%	0.3053%
Net investment income	1.15%	2.10%	2.09%	2.29%	2.29%
Supplemental data:
Net assets, end of year (000’s)	$58,594	$206,681	$277,898	$355,804	$223,003
Portfolio turnover rate	57%	39%	58%	72%	50%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS International Equity Relationship Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$21.7114	$22.2226	$18.6471	$15.5990	$18.2909
Income (loss) from investment operations:
Net investment income[1]	0.4992	0.7231	0.4788	0.4982	0.4761
Net realized and unrealized gain (loss)	(1.7341)	(1.2343)	3.0967	2.5499	(3.1680)
Net increase from payment by Advisor	0.0227	—	—	—	—
Total income (loss) from investment operations	(1.2122)	(0.5112)	3.5755	3.0481	(2.6919)
Net asset value, end of year	$20.4992	$21.7114	$22.2226	$18.6471	$15.5990
Total investment return[2]	(5.58)%[3]	(2.30)%	19.18%	19.52%	(14.71)%
Ratios to average net assets:
Expenses before expense reimbursement	0.7049%	0.5932%	0.5506%	0.6470%	0.5954%
Expenses after expense reimbursement	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Net investment income	2.28%	3.20%	2.35%	2.92%	2.73%
Supplemental data:
Net assets, end of year (000’s)	$44,204	$50,699	$53,153	$51,520	$41,986
Portfolio turnover rate	40%	37%	29%	26%	54%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	During the year ended December 31, 2015, the Advisor reimbursed the Fund $49,735, which was determined to be the value of the ineligible services paid for from the Fund’s dealing commissions. If payment from Advisor was not made, the estimated total return would have been -5.69%.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.3185	$17.1890	$12.6822	$11.1153	$11.3140
Income (loss) from investment operations:
Net investment income[1]	0.2717	0.2298	0.2100	0.1366	0.1840
Net realized and unrealized gain (loss)	(0.2679)	2.8997	4.2968	1.4303	(0.3827)
Total income (loss) from investment operations	0.0038	3.1295	4.5068	1.5669	(0.1987)
Net asset value, end of year	$20.3223	$20.3185	$17.1890	$12.6822	$11.1153
Total investment return[2]	0.02%	18.20%	35.54%	14.10%	(1.76)%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8318%	0.9371%	0.9089%	1.4375%	0.6906%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.7608%	0.8666%	0.8068%	1.3360%	0.6708%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	1.29%	1.24%	1.39%	1.13%	1.61%
Supplemental data:
Net assets, end of year (000’s)	$190,322	$190,286	$160,978	$119,271	$175,977
Portfolio turnover rate	48%	41%	56%	66%	71%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Global Corporate Bond Relationship Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.3945	$12.4578	$12.5393	$11.2295	$10.8606
Income (loss) from investment operations:
Net investment income[1]	0.3493	0.3740	0.3884	0.4382	0.4871
Net realized and unrealized gain (loss)	(0.5291)	0.5627	(0.4699)	0.8716	(0.1182)
Total income (loss) from investment operations	(0.1798)	0.9367	(0.0815)	1.3098	0.3689
Net asset value, end of year	$13.2147	$13.3945	$12.4578	$12.5393	$11.2295
Total investment return[2]	(1.34)%	7.52%	(0.66)%	11.68%	3.40%
Ratios to average net assets:
Expenses before expense reimbursement	0.3033%	0.8104%	0.3968%	0.2076%	0.1839%
Expenses after expense reimbursement	0.2364%	0.2000%	0.2000%	0.2000%	0.1839%
Net investment income	2.61%	2.87%	3.11%	3.69%	4.39%
Supplemental data:
Net assets, end of year (000’s)	$120,367	$37,930	$31,991	$125,726	$193,654
Portfolio turnover rate	38%	31%	88%	64%	74%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

1. Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The five series covered by this report are: UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund), UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS Global Corporate Bond Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund, which is non-diversified.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

On May 27, 2015, two unitholders of the UBS-HALO Emerging Markets Equity Relationship Fund redeemed 3,236,780 and 415,973 units, respectively, and the Fund paid proceeds primarily by means of a pro-rata redemption in-kind of the Fund’s portfolio securities. Cash and portfolio securities valued at $124,308,072 and $15,975,392, respectively, were transferred on that date, and the Fund realized a net gain for book purposes of $9,385,531.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund, with the exception of UBS International Equity Relationship Fund, calculates its net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). To the extent that a Fund’s assets are traded in other markets on days when the NYSE is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchases, sales or exchange orders are accepted may be changed as permitted by the SEC. UBS International Equity Relationship Fund calculates its net asset value as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business.

UBS Relationship Funds

Notes to financial statements

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) (“UBS AM” or the “Advisor”), the investment advisor of the Funds. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

UBS Relationship Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual

UBS Relationship Funds

Notes to financial statements

reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of this change and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2015, a Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2015, except for forward foreign currency contracts for UBS Global Securities Relationship Fund and UBS International Equity Relationship Fund for which average volumes during the year were greater than period end.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2015 is as follows:

Asset derivatives[1]
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts	$—	$—	$207,845	$207,845
Futures contracts	34,176	445,437	—	479,613
Total value	$34,176	$445,437	$207,845	$687,458

UBS Relationship Funds

Notes to financial statements

Liability derivatives[2]
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts	$—	$—	$(155,663)	$(155,663)
Futures contracts	(20,770)	(474,842)	—	(495,612)
Total value	$(20,770)	$(474,842)	$(155,663)	$(651,275)

[1]	In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2015, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,740,116)	$(1,740,116)
Futures contracts	697,886	306,554	—	1,004,440
Options purchased[2]	—	(155,465)	—	(155,465)
Total net realized gain (loss)	$697,886	$151,089	$(1,740,116)	$(891,141)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$656,666	$656,666
Futures contracts	(814,269)	(178,362)	—	(992,631)
Total change in net unrealized appreciation/depreciation	$(814,269)	$(178,362)	$656,666	$(335,965)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts, unless otherwise noted.
[2]	Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives[1]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$—	$590,047	$590,047
Futures contracts	24,468	—	—	24,468
Swap agreements	—	798	—	798
Total value	$24,468	$798	$590,047	$615,313

UBS Relationship Funds

Notes to financial statements

Liability derivatives[2]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$—	$(4,488)	$(4,488)
Futures contracts	(48,022)	—	—	(48,022)
Swap agreements	—	(273,372)	—	(273,372)
Total value	$(48,022)	$(273,372)	$(4,488)	$(325,882)

[1]	In the Statement of assets and liabilities, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$2,699,228	$2,699,228
Futures contracts	115,014	—	—	115,014
Options purchased[2]	(9,310)	—	—	(9,310)
Swap agreements	—	14,162	—	14,162
Total net realized gain	$105,704	$14,162	$2,699,228	$2,819,094
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$174,642	$174,642
Futures contracts	(72,225)	—	—	(72,225)
Options purchased[2]	384	—	—	384
Swap agreements	—	(216,378)	—	(216,378)
Total change in net unrealized appreciation/depreciation	$(71,841)	$(216,378)	$174,642	$(113,577)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.
[2]	Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.

UBS International Equity Relationship Fund had net realized loss of $605,457 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $141,851 on forward foreign currency contracts related to foreign exchange risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master

UBS Relationship Funds

Notes to financial statements

Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement (“MNA”) or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Global Securities Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	207,845	(155,663)
Futures contracts[1]	479,613	(495,612)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	687,458	(651,275)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(479,613)	495,612
Total gross amount of assets and liabilities subject to MNA or similar agreements	207,845	(155,663)

[1]	Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CSI	105,542	—	—	105,542
GSI	22,057	(14,445)	—	7,612
JPMCB	80,246	(80,246)	—	—
Total	207,845	(94,691)	—	113,154

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
GSI	(14,445)	14,445	—	—
JPMCB	(141,218)	80,246	—	(60,972)
Total	(155,663)	94,691	—	(60,972)

UBS Relationship Funds

Notes to financial statements

UBS International Equity Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	72,144	(30,248)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	72,144	(30,248)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	72,144	(30,248)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	72,144	(30,248)	—	41,896

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(30,248)	30,248	—	—

UBS Global Corporate Bond Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	590,047	(4,488)
Futures contracts[1]	24,468	(48,022)
Swap agreements	798	(273,372)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	615,313	(325,882)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(24,468)	48,022
Total gross amount of assets and liabilities subject to MNA or similar agreements	590,845	(277,860)

[1]	Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	798	—	—	798
CSI	231,520	—	—	231,520
JPMCB	358,527	(228,076)	—	130,451
Total	590,845	(228,076)	—	362,769

UBS Relationship Funds

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CITI	(17,580)	—	—	(17,580)
GSI	(32,204)	—	—	(32,204)
JPMCB	(228,076)	228,076	—	—
Total	(277,860)	228,076	—	(49,784)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

UBS Relationship Funds

Notes to financial statements

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to a Fund, normally 15 to 45 days later. Beginning on the date a Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in a Fund’s records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2015, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect themselves from or take advantage of exchange rate fluctuations. A Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile

UBS Relationship Funds

Notes to financial statements

of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

UBS Relationship Funds

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put

UBS Relationship Funds

Notes to financial statements

option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

M. Distributions: None of the Funds currently intend to declare and pay distributions.

UBS Relationship Funds

Notes to financial statements

N. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

O. Commission recapture program: UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund and Equity Alpha participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2015, the following Funds recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
UBS Global Securities Relationship Fund	$2,706
UBS U.S. Equity Alpha Relationship Fund	5,060

P. Transaction charges: Prior to July 24, 2015, Investors in UBS-HALO Emerging Markets Equity Relationship Fund were subject to a transaction charge equal to 0.75% of net asset value of Fund share purchases. Therefore, the shares of this Fund were sold at a price which was equal to the net asset value of such shares, plus a transaction charge. The transaction charge was retained by the Fund and was intended to defray transaction costs associated with the purchase and sale of securities within the Fund. The transaction charge on purchases of Fund shares was eliminated as of July 24, 2015. Investors in UBS-HALO Emerging Markets Equity Relationship Fund were also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS-HALO Emerging Markets Equity Relationship Fund were $619,071 and $566,977 for the years ended December 31, 2015 and December 31, 2014, respectively.

UBS Relationship Funds

Notes to financial statements

On July 6, 2015, the Board approved eliminating the transaction charge assessed on purchases of shares, effective July 24, 2015.

2. Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS Global Securities Relationship Fund	0.1500%
UBS-HALO Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund[1]	0.2500

[1]	Effective May 1, 2015, the expense limitation changed from 0.2000% to 0.2500%.

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) do not exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2015, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$29,591
UBS-HALO Emerging Markets Equity Relationship Fund	100
UBS International Equity Relationship Fund	30,657
UBS U.S. Equity Alpha Relationship Fund	24,589
UBS Global Corporate Bond Relationship Fund	15,180

During the year ended December 31, 2015, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$175,550
UBS International Equity Relationship Fund	217,722
UBS U.S. Equity Alpha Relationship Fund	140,430
UBS Global Corporate Bond Relationship Fund	76,250

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Amounts relating to those investments for the year ended December 31, 2015 have been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds

Notes to financial statements

During the year ended December 31, 2015, the Funds could invest in UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime was offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. On November 20, 2015, the Board of Trustees approved changing the Funds’ sweep option for uninvested balances from Cash Prime to JPMorgan U.S. Government Money Market Fund; the change went into effect on December 10, 2015. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2015 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2015 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2015, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$295
UBS U.S. Equity Alpha Relationship Fund	3,704

3. Securities lending

Each Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

Cash collateral received is invested in Private Money Market, which is included in each Fund’s Portfolio of investments. At December 31, 2015, the following Funds loaned securities to certain qualified broker-dealers, with the

UBS Relationship Funds

Notes to financial statements

Funds’ custodian acting as the Funds’ lending agent. The value of loaned securities and related collateral at December 31, 2015 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received	Market value of non-cash collateral received	Security type held as non- cash collateral
UBS Global Securities Relationship Fund	$10,020,876	$10,245,666	$9,261,018	$984,648	US Treasury Securities & Common Stock
UBS-HALO Emerging Markets Equity Relationship Fund	981,088	1,030,275	1,030,275	—	—
UBS International Equity Relationship Fund	259,702	273,714	273,714	—	—

Pursuant to Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860), the table below represents the disaggregation at December 31, 2015 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for securities lending transactions
Fund	Equity securities	Investment companies
UBS Global Securities Relationship Fund	$1,131,414	$8,129,604	$9,261,018
UBS-HALO Emerging Markets Equity Relationship Fund	1,030,275	—	1,030,275
UBS International Equity Relationship Fund	273,714	—	273,714

4. Purchases and sales of securities

For the year ended December 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$100,530,239	$141,831,149
UBS-HALO Emerging Markets Equity Relationship Fund	64,433,270	133,624,218
UBS International Equity Relationship Fund	18,942,615	22,249,197
UBS U.S. Equity Alpha Relationship Fund (long transactions)	134,825,872	132,723,836
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	20,930,544	19,213,570
UBS Global Corporate Bond Relationship Fund	122,078,143	38,606,677

For the year ended December 31, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund
UBS Global Securities Relationship Fund	$5,991,926	$7,371,735

UBS Relationship Funds

Notes to financial statements

5. Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2015, other than UBS Global Securities Relationship Fund, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. UBS Global Securities Relationship Fund had recognized a liability of $13,100 as of December 31, 2015, which is included in the payable for accrued foreign capital gains taxes in the Statement of assets and liabilities. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Line of credit

The Trust and certain other funds managed by UBS AM have entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds and certain other funds managed by UBS AM (“Committed Credit Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings under the agreement for the year ended December 31, 2015.

7. Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

8. Contribution from Advisor

During a review, the Financial Conduct Authority, a UK regulator, and the Advisor agreed that the Advisor paid for ineligible services, namely index data and certain market data services, out of equity dealing commissions for trades effected on behalf of the UBS Global Securities Relationship Fund and the UBS International Equity Relationship Fund in the United Kingdom. As a result, during the year ended December 31, 2015, the Advisor reimbursed the UBS Global Securities Relationship Fund and the UBS International Equity Relationship Fund $248,984 and $49,735, respectively, which was determined to be the value of the ineligible services paid for from the Funds’ dealing commissions.

UBS Relationship Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS Global Corporate Bond Relationship Fund) (collectively, the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statement of cash flows of UBS U.S. Equity Alpha Relationship Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds constituting UBS Relationship Funds at December 31, 2015, the results of their operations for the year then ended, the cash flows of UBS U.S. Equity Alpha Relationship Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

UBS Relationship Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Adela Cepeda; 57 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

UBS Relationship Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued) :

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Frank K. Reilly; 80 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.

Abbie J. Smith; 62 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008	Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and is currently a member and (until October 2015) was chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply- chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (122 portfolios).

UBS Relationship Funds

Trustee and officer information (unaudited)

Non-interested Trustees (concluded) :

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

J. Mikesell Thomas; 65 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University

HealthSystem, a not for profit healthcare organization, and a director (2012-October 2015) of HCC Insurance Holdings Inc., member (2012-October 2015) of the Audit Committee of HCC Insurance Holdings Inc. and chairman (May 2014-October 2015) of the Investment and Finance Committee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010). As of January 1, 2016,

Mr. Thomas is a Director of, and Member of the Audit Committee, of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co.

UBS Relationship Funds

Trustee and officer information (unaudited)

Interested Trustee

Name, address and date of birth	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex to be overseen by Nominee	Other directorships held by Nominee

Blake Moore; 571,*	Interested Trustee	Since June 2015	Mr. Moore is a Managing Director and head of Americas at UBS Asset Management (Americas) Inc. (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Asset Management in March 2015, Mr. Moore was Head of Distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.	Mr. Moore is a director or trustee of three investment companies (consisting of 30 portfolios) for which UBS AM serves as investment advisor or manager.	None

[1]	Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

UBS Relationship Funds

Trustee and officer information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 50	Chief Compliance Officer	Since 2014	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Asset Management (US) Inc. and UBS AM (collectively, “UBS AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010	Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North American fund treasury department UBS AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and counsel to the Americas chief compliance officer (since January 2016) (prior to which he was an associate general counsel) (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

UBS Relationship Funds

Trustee and officer information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 57	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy Lee*; 40	Vice President and Assistant Treasurer	Since 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

William MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

UBS Relationship Funds

Trustee and officer information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu *; 32	Vice President	Since February 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—American region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS Global AM serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $252,511 and $348,372, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $15,760 and $21,760 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2015 and 2014 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $79,775 and $107,741, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2015 and December 31, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust, when without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services	approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by E&Y of $397,582 and $420,528 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$95,535	$129,501
Non-Covered Services	$302,047	$291,027

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2016